UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

Cowen Group, Inc.

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April 30, 2015
Dear Fellow Stockholder:
You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Cowen Group, Inc. to be held on June 9, 2015, at 10:00 a.m., Eastern Daylight Time, at 599 Lexington Avenue, 20th Floor, New York, New York 10022. The information regarding matters to be voted upon at the Annual Meeting is set out in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the meeting in person. I urge you to read the accompanying proxy statement and vote your shares as soon as possible. The proxy card contains instructions on how to cast your vote.
Sincerely,

Peter A. Cohen
Chairman and Chief Executive Officer

Notice of 2015 Annual Meeting of Stockholders
Date:
June 9, 2015

Time:
10:00 a.m., Eastern Daylight Time

Place:
599 Lexington Avenue, New York, NY 10022

Purpose:
1.
To elect eight members to the Board of Directors of Cowen Group, Inc., each for a one-year term.

2.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Cowen Group, Inc. for the fiscal year ending December 31, 2015.

3.
To re-approve the material terms of the performance criteria set forth in the Company’s 2010 Equity and Incentive Plan.

4.
To conduct an advisory vote to approve the compensation of the named executive officers disclosed in the attached proxy statement (“say-on-pay” vote).

5.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date:   April 17, 2015 — You are eligible to vote if you were a stockholder of record on this date.
Inspection of List of Stockholders of Record:   A list of the stockholders of record as of April 17, 2015 will be available for inspection during ordinary business hours at our offices, 599 Lexington Avenue, New York, New York 10022, from May 7, 2015 to June 9, 2015, as well as at the Annual Meeting.
By Order of the Board of Directors

Owen S. Littman
Secretary
April 30, 2015
Important Notice Regarding the Availability of Proxy Materials for the 2015 Annual Meeting of Stockholders to Be Held on June 9, 2015. The Proxy Statement and Annual Report to security holders are also available at www.cowen.com/annualreports.html.

YOUR VOTE IS IMPORTANT!
Whether or not you plan to attend the meeting, please submit your proxy card or voting instructions promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes. Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Proxy Statement

i

PROXY STATEMENT
2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 9, 2015
The Board of Directors of Cowen Group, Inc., Cowen Group or the Company, is soliciting proxies for use at the annual meeting of stockholders to be held on June 9, 2015 at 599 Lexington Avenue, 20th Floor, New York, New York, and at any adjournment or postponement of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to stockholders on or about May 8, 2015.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the purpose of the meeting?
At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders. These include the election of directors, the ratification of the selection of our independent registered public accounting firm for 2015, the re-approval of the material terms of the performance criteria set forth in the Company’s 2010 Equity and Incentive Plan and an advisory vote to approve the compensation of our named executive officers. Also, management will report on matters of current interest to our stockholders and respond to questions from our stockholders.
Who is entitled to vote at the meeting?
The Board has set April 17, 2015 as the record date for the annual meeting. If you were a stockholder of record at the close of business on April 17, 2015, you are entitled to vote at the meeting. As of the record date, 111,313,917 shares of Class A common stock, representing all of our voting stock, were issued and outstanding and, therefore, eligible to vote at the meeting.
What are my voting rights?
Holders of our Class A common stock are entitled to one vote per share. There are currently no shares of our non-voting Class B common stock outstanding. Therefore, a total of 111,313,917 votes are entitled to be cast at the meeting. There is no cumulative voting.
How many shares must be present to hold the meeting?
In accordance with our bylaws, shares equal to a majority of our capital stock issued and outstanding and entitled to vote as of the record date must be present at the annual meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:
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you are present and vote in person at the meeting; or

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you have properly and timely submitted your proxy as described below under “How do I submit my proxy?”

What is a proxy?
A proxy is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two of our officers, Peter A. Cohen, our Chairman and Chief Executive Officer, and Owen S. Littman, our General Counsel and Secretary, have been designated as proxies for our 2015 annual meeting of stockholders.

What is a proxy statement?
A proxy statement is a document that we are required to give you, in accordance with regulations promulgated by the Securities and Exchange Commission, or the SEC, when we ask you to designate proxies to vote your shares of Cowen Group, Inc. Class A common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations promulgated by the SEC and rules of the NASDAQ Stock Market.
What is the difference between a stockholder of record and a “street name” holder?
If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other custodian, then the broker, bank, trust or other custodian is considered to be the stockholder of record with respect to those shares, while you are considered to be the beneficial owner of those shares. In the latter case, your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other custodian how to vote their shares using the method described below under “How do I submit my proxy?”
How do I submit my proxy?
If you are a stockholder of record or if you hold restricted stock, you can submit a proxy to be voted at the meeting in any of the following ways:
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electronically, using the Internet;

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over the telephone by calling a toll-free number; or

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by completing, signing and mailing the enclosed proxy card.

If you hold your shares in street name, you can vote your shares in the manner prescribed by your broker, bank, trust or other custodian. Your broker, bank, trust company or other custodian has enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank, trust company or other custodian how to vote your shares.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials or multiple control numbers for use in submitting your proxy, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card you receive or, if you submit your proxy by Internet or telephone, vote once for each card or control number you receive.
Can I vote my shares in person at the meeting?
If you are a stockholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so your vote will be counted if you later decide not to attend the meeting. If you submit your vote by proxy and later decide to vote in person at the annual meeting, the vote you submit at the meeting will override your proxy vote.
If you are a street name holder, you may vote your shares in person at the meeting only if you obtain and bring to the meeting a signed letter or other form of proxy from your broker, bank, trust or other custodian giving you the right to vote the shares at the meeting.
How does the Board recommend that I vote?
The Board of Directors recommends a vote:
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FOR all of the nominees for director; and

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FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cowen Group, Inc. for the year ending December 31, 2015;

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FOR the re-approval of the material terms of the performance criteria set forth in the Company’s 2010 Equity and Incentive Plan; and

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FOR the approval (on a non-binding, advisory basis) of the compensation of our named executive officers as disclosed in this proxy statement.

What if I do not specify how I want my shares voted?
If you are a stockholder of record or a holder of restricted stock and you submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular manner, we will vote your shares:
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FOR all of the nominees for director; and

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FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cowen Group, Inc. for the year ending December 31, 2015;

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FOR the re-approval of the material terms of the performance criteria set forth in the Company’s 2010 Equity and Incentive Plan; and

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FOR the approval (on a non-binding, advisory basis) of the compensation of our named executive officers as disclosed in this proxy statement.

Your vote is important. We urge you to vote, or to instruct your broker, bank, trust or other custodian how to vote, on all matters before the annual meeting. If you are a street name holder and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares are considered to be “uninstructed.” New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote “uninstructed” shares held by them on behalf of their clients who are street name holders. These rules generally permit member brokers to exercise voting discretion with respect to uninstructed shares only on certain routine matters, including the ratification of the selection of a company’s independent registered public accounting firm, however, changes in regulation were made to take away the ability of your bank, broker or other record holder to vote your uninstructed shares in the election of directors on a discretionary basis. The rules do not permit member brokers to exercise voting discretion with respect to the election of directors, the re-approval of the material terms of the performance criteria set forth in our 2010 Equity and Incentive Plan or the advisory vote to approve the compensation of our named executive officers. Therefore, member brokers may not vote uninstructed shares on the election of directors or the advisory vote to approve the compensation of our named executive officers. An uninstructed share that is not voted by a broker, bank or other custodian is sometimes referred to as a “broker non-vote.” A broker non-vote will not have any effect on the approval or rejection of the proposal. For more information regarding the effect of broker non-votes on the outcome of the vote, see below under “How are votes counted?”
Can I change or revoke my vote after submitting my proxy?
Yes. If you are a record holder or a holder of restricted stock, you may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:
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by submitting a later-dated proxy by Internet or telephone before the deadline stated on the enclosed proxy card;

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by submitting a later-dated proxy to the corporate secretary of the Company, which must be received by us before the time of the annual meeting;

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by sending a written notice of revocation to the corporate secretary of the Company, which must be received by us before the time of the annual meeting; or

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by voting in person at the meeting.

If you are a street name holder, please refer to the voting instructions provided to you by your broker, bank, trust or other custodian.

What vote is required to approve each item of business included in the notice of meeting?
Proposal 1: Election of Directors	The eight nominees for director will be elected by an affirmative vote of a majority of the votes cast by holders of our Class A common stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.
Proposal 2: Ratification of the Selection of Our Independent Public Accountant	To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our Class A common stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.
Proposal 3: Re-approval of the Material Terms of the Performance Criteria Set Forth in our 2010 Equity and Incentive Plan	The material terms of the performance criteria set forth in our 2010 Equity and Incentive Plan will be re-approved by an affirmative vote of a majority of the votes cast by holders of our Class A common stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.
Proposal 4: Advisory Vote on Executive Compensation	If the advisory vote on the compensation of our named executive officers included in this proxy statement receives more votes “for” than “against,” then it will be deemed to be approved.
The advisory vote on the compensation of our named executive officers is not binding on the Company, the Board, or the Compensation Committee, but we intend to consider the results of the vote when establishing the compensation of our named executive officers in future years.
How are votes counted?
You may either vote “FOR” or “WITHHOLD” authority to vote for each director nominee. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for the year ending December 31, 2015, to re-approve the material terms of the performance criteria set forth in our 2010 Equity and Incentive Plan and the advisory vote on the compensation of our named executive officers. If you properly submit your proxy but withhold authority to vote for one or more director nominees or abstain from voting on the other proposals, your shares will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present in person or by proxy at the Annual Meeting with respect to a proposal, and, therefore, will have the effect of votes against the proposal. If you do not submit your proxy or voting instructions and also do not vote by ballot at the annual meeting, your shares will not be counted as present at the meeting for the purpose of determining either (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present in person or by proxy at the Annual Meeting with respect to a proposal unless you hold your shares in street name and the broker, bank, trust or other custodian has discretion to vote your shares and does so. For the avoidance of doubt, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will have no effect on the outcome of the vote for any proposal. For more information regarding discretionary voting, see the information above under “What if I do not specify how I want my shares voted?”
What constitutes a quorum for the meeting?
Under Delaware law and the Company’s by-laws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as any number of stockholders, together holding at least a majority of the capital stock of the Company issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at the Annual Meeting.

Will my vote be kept confidential?
Yes. We have procedures to ensure that, regardless of whether you vote by Internet, telephone, mail or in person:
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all proxies, ballots and voting tabulations that identify stockholders are kept permanently confidential, except as disclosure may be required by federal or state law or expressly permitted by a stockholder; and

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voting tabulations are performed by an independent third party.

How can I attend the meeting?
All of our stockholders are invited to attend the annual meeting. You may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your shares in street name, you also may be asked to present proof of ownership to be admitted to the meeting. A brokerage statement or letter from your broker, bank, trust or other custodian proving ownership of the shares on April 17, 2015, the record date, are examples of proof of ownership.
To help us plan for the meeting, please let us know whether you expect to attend, by responding affirmatively when prompted during Internet or telephone voting or by marking the attendance box on the proxy card.
What happens of the Annual Meeting is postponed or adjourned?
Your proxy remains valid and may be voted at the postponed or adjourned meeting. You will be able to change or revoke your proxy until it is voted.
Who pays for the cost of proxy preparation and solicitation?
Cowen Group, Inc. pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks, trusts or other custodians for forwarding proxy materials to street name holders. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone or facsimile or personally. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

ITEM 1 — ELECTION OF DIRECTORS
Peter A. Cohen, Katherine Elizabeth Dietze, Steven Kotler, Jerome S. Markowitz, Jack H. Nusbaum, Jeffrey M. Solomon and Joseph R. Wright have been nominated for re-election to the Board to serve until our 2016 annual meeting of stockholders or until their successors are elected and qualified. Douglas Rediker, who was appointed to our Board on April 9, 2015, has been nominated for election to the Board to serve until our 2016 annual meeting of stockholders or until his successor is elected and qualified. Each of the nominees has agreed to serve as a director if elected. If, for any reason, any nominee becomes unable to serve before the annual meeting occurs, the persons named as proxies may vote your shares for a substitute nominee selected by our Board of Directors.
If all director nominees are elected at our Annual Meeting, the Board will consist of eight directors.
The Board of Directors recommends a vote “FOR” the election of the director nominees. Proxies will be voted “FOR” the election of the nominees unless otherwise specified.
Each nominee to our Board of Directors brings unique capabilities to the Board. The Board believes that the nominees as a group have the experience and skills in areas such as business management, strategic development, corporate governance, leadership development, asset management, investment banking, finance and risk management and other relevant experience required to build a Board that is effective and responsive to the needs of the Company. In addition, the Board believes that each of our directors possesses sound judgment, integrity, high standards of ethics and a commitment to representing the long-term interests of our stockholders.
Set forth below is biographical information for each of the nominees for election as director. All ages are as of April 17, 2015.
Peter A. Cohen.   Age 68. Mr. Cohen serves as Chairman of the Company’s Board of Directors and Chief Executive Officer of Cowen Group and serves as a member of the Management and Operating Committees of Cowen Group since November 2009. Mr. Cohen is a founding principal of the entity that owned the Ramius business prior to the combination of Ramius and Cowen Holdings, Inc., or Cowen Holdings, in November 2009. From November 1992 to May 1994, Mr. Cohen was Vice Chairman and a director of Republic New York Corporation, as well as a member of its Executive Management Committee. Mr. Cohen was also Chairman of Republic’s subsidiary, Republic New York Securities Corporation. Mr. Cohen was Chairman of the Board and Chief Executive Officer of Shearson Lehman Brothers from 1983 to 1990. Over his career, Mr. Cohen has served on a number of corporate, industry and philanthropic boards, including the New York Stock Exchange, The Federal Reserve International Capital Markets Advisory Committee, The Depository Trust Company, The American Express Company, Olivetti SpA, Telecom Italia SpA, Kroll, Inc. and L-3 Communications. He is presently a Trustee of Mount Sinai Medical Center, Vice Chairman of the Board of Directors of Scientific Games Corporation, a member of the Board of Directors of Chart Acquisition Corp. and a director of Safe Auto Insurance. Mr. Cohen provides the Board with extensive experience as a senior leader of large and diverse financial institutions, and, as Chief Executive Officer, he is able to provide in-depth knowledge of the Company’s business and affairs, management’s perspective on those matters and an avenue of communication between the Board and senior management.
Katherine Elizabeth Dietze.   Age 57. Ms. Dietze was appointed to our Board in June 2011 upon the completion of Cowen Group’s acquisition of LaBranche & Co., Inc., or LaBranche. Ms. Dietze was a member of LaBranche’s Board of Directors since January 2007. Ms. Dietze spent over 20 years in the financial services industry prior to her retirement in 2005. From 2003 to 2005, Ms. Dietze was Global Chief Operating Officer for the Investment Banking Division of Credit Suisse First Boston. From 1996 to 2003, she was a Managing Director in Credit Suisse First Boston’s Telecommunications Group. Prior to that, Ms. Dietze was a Managing Director and Co-Head of the Telecommunications Group in Salomon Brothers Inc’s Investment Banking Division. Ms. Dietze began her career at Merrill Lynch Money Markets after which she moved to Salomon Brothers Inc to work on money market products and later became a member of the Investment Banking Division. Ms. Dietze is a director, a member of the Governance Committee and Chair of the Finance Committee of Matthews International Corporation (MATW), a designer, manufacturer and marketer of memorialization products and brand solutions. Ms. Dietze is also a member of the Board of Trustees of Liberty Property Trust (LPT), a self-administered and self-managed Maryland real estate investment trust, which provides leasing, property management, development, acquisition, and other tenant-related services for a portfolio of industrial & office properties. At LPT, she serves on the Audit and Governance Committees. Ms. Dietze holds a B.A. from Brown University and an M.B.A. from Columbia Graduate School of Business. Ms. Dietze provides the Board with extensive experience in Investment Banking management and corporate governance expertise as a public company director.
Steven Kotler.   Age 68. Mr. Kotler was elected to our Board on June 7, 2010. Mr. Kotler currently serves as Vice Chairman of the private equity firm Gilbert Global Equity Partners, which he joined in 2000. Prior to joining Gilbert Global, Mr. Kotler, for 25 years, was with the investment banking firm of Schroder & Co. and its predecessor firm, Wertheim & Co., where he served in various executive capacities including President & Chief Executive Officer, and Group Managing Director and Global Head of Investment and Merchant Banking. Mr. Kotler is a director of CPM Holdings, an international agricultural process equipment company; Co-Chairman of Birch Grove Capital, an asset management firm; and a Capital Partner of The Archstone Partnerships. Mr. Kotler is a member of the Council on Foreign Relations; and, from 1999-2002, was Council President of The Woodrow Wilson International Center for Scholars. Mr. Kotler has previously served as a Governor of the American Stock Exchange, The New York City Partnership and Chamber of Commerce’s Infrastructure and Housing Task Force, The Board of Trustees of Columbia Preparatory School; and, the Board of Overseers of the California Institute of the Arts. Mr. Kotler also previously served as a director of Cowen Holdings from September 2006 until June 2007. Mr. Kotler provides the Board with extensive experience in leading an international financial institution and expertise in private equity.
Jerome S. Markowitz.   Age 75. Mr.  Markowitz is our Lead Independent Director and has served as a member of our Board since November 2009. Mr. Markowitz was a Senior Partner at Conifer Securities LLC, a boutique servicing the operational needs of investment managers, from 2006 through May 2011. From 1998 to 2006, Mr. Markowitz was actively involved in managing a private investment portfolio. Prior to 1998, Mr. Markowitz was Managing Director and a member of the executive committee at Montgomery Securities and was responsible for starting their private client, high yield, equity derivatives and prime brokerage divisions. Prior to joining Montgomery, Mr. Markowitz was a Managing Director of L.F. Rothschild’s Institutional Equity Department. Mr. Markowitz is a director and serves on the investment committee of Market Axess Inc., and also formerly served on the advisory board of Thomas Weisel Partners Group, Inc. Mr. Markowitz provides the Board with extensive experience in asset management and investment banking, as well as experience as a public company director.
Jack H. Nusbaum.   Age 74. Mr. Nusbaum has served as a member of our Board since November 2009. Mr. Nusbaum is a Senior Partner of the New York law firm of Willkie Farr & Gallagher LLP. Mr. Nusbaum served as the firm’s Chairman from 1987 through 2009 and has been a partner in that firm for more than forty years. Willkie Farr & Gallagher LLP is outside counsel to Cowen Group. Mr. Nusbaum is also a director of W. R. Berkley Corporation. Mr. Nusbaum provides the Board with experience as senior management of an international law firm and provides extensive legal and corporate governance expertise.
Douglas A. Rediker.   Age 54. Mr. Rediker is the Executive Chairman of International Capital Strategies, LLC, a policy and markets advisory boutique based in Washington, DC. He is also a Visiting Fellow at the Peterson Institute for International Economics. Until 2012, he was a member of the Executive Board of the International Monetary Fund representing the United States. Previously, he spent several years as the co-founder and director of The New American Foundation’s Global Strategic Finance Initiative (“GSFI”). He has written extensively and testified before Congress on the subject of state, global finance, Sovereign Wealth Funds and other issues surrounding the relationship between global capital flows and their impact on foreign policy. Mr. Rediker previously served as a senior investment banker and private equity investor for a number of investment banks, including Salomon Brothers, Merrill Lynch and Lehman Brothers. Mr. Rediker began his career as an attorney with Skadden Arps in New York and Washington, D.C. Mr. Rediker’s experience on global macro issues provides the Board with expertise relating to capital markets, the economy and global governance.
Jeffrey M. Solomon.   Age 49. Jeffrey Solomon is President of the Company and Chief Executive Officer of Cowen and Company, LLC (“Cowen and Company”), and was appointed a director of Cowen Group in December 2011. Mr. Solomon serves as a member of the Management and Operating

Committees of Cowen Group. Mr. Solomon is responsible for overseeing all of Cowen and Company’s businesses, including Investment Banking, Capital Markets, Sales & Trading and Research. Previously, Mr. Solomon served as Cowen Group’s Chief Operating Officer and Head of Investment Banking at Cowen and Company. Mr. Solomon joined Ramius, Cowen Group’s investment management division, when it was founded in 1994 and was responsible for the development, management and oversight of a number of the investment strategies employed by Ramius. From 1991 to 1994, Mr. Solomon was at Republic New York Securities Corporation, the brokerage affiliate of Republic National Bank, now part of the HSBC Group, where he was the firm’s Chief Administrative Officer. Prior to Republic, Mr. Solomon was in the Mergers and Acquisitions Group at Shearson Lehman Brothers. Currently, Mr. Solomon is a member of the Committee on Capital Markets Regulation and a co-chair of the Equity Capital Formation Task Force formed in June 2013. He is also on the Board of Directors of NuGo Nutrition, the manufacturer of NuGo Nutrition Bars and Acrobatiq, an innovative adaptive learning company. Mr. Solomon graduated from the University of Pennsylvania in 1988 with a B.A. in Economics. Mr. Solomon provides the board with institutional knowledge of all aspects of the Company’s businesses.
Joseph R. Wright.   Age 76. Mr. Wright has served as a member of our Board since November 2009. Mr. Wright is Chairman and Chief Executive Officer of Chart Acquisition Corp. and serves as a senior advisor to Chart Capital Partners and the Comvest Group, is Chairman of the Investment Committee of the ClearSky Fund of NextEra and is Executive Chairman of the Board of MTN Satellite Communications. Prior to this, Mr. Wright was senior advisor of Providence Equity, LLC, Chief Executive Officer of Scientific Games Corporation, Chairman of Intelsat, Chief Executive Officer of PanAmSat and Chairman of GRC International — all who provided communication and other services to governments around the world. He was also Co-chairman of Baker & Taylor Holdings and EVP/Vice Chairman of W. R. Grace & Company. Mr. Wright was a member of President Reagan’s Cabinet, was Director and Deputy Director of the White House Office of Management and Budget from 1982 to 1989 and was Deputy Secretary of the Department of Commerce from 1981 to 1982. He received the Distinguished Citizens Award from President Reagan in 1988. Mr. Wright provides the Board with significant senior management expertise as well as experience as a director of a public company. He also provides the Board with significant experience in public affairs.
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our Board of Directors believes that good corporate governance is important to ensure that Cowen Group, Inc. is managed for the long-term benefit of its stockholders. This section describes key corporate governance guidelines and practices that our Board has adopted. Complete copies of our Corporate Governance Guidelines, the charters of our Audit, Compensation, Nominating and Corporate Governance Committees and our Code of Ethics and Business Conduct are available on the investor relations section of our website, www.cowen.com. Alternatively, you can request a copy of these documents by writing to Cowen Group, Inc., Attn: Corporate Secretary, 599 Lexington Avenue, New York, NY, 10022.
Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:
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the Board’s goal is to oversee and direct management in building long-term value for the Company’s stockholders;

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a majority of the members of the Board shall be independent directors;

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the independent directors shall meet regularly in executive session;

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directors have access to management and, as appropriate, to the Company’s outside advisors;

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our Chief Financial Officer and our General Counsel attend all scheduled Board meetings as do the heads of the Company’s business segments, which is critical to the Company’s succession planning;

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the Board regularly reviews with management the Company’s financial performance, strategy and business plans;

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both our directors and our executive officers are required to own a minimum amount of Company common stock;

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new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

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at least annually, the Board and its committees conduct a self-evaluation to determine whether it and they are functioning effectively.

Director Independence
Our Corporate Governance Guidelines require that a majority of the Board be composed of directors who meet the independence criteria establish by NASDAQ Stock Market, Inc. Marketplace Rules. Under applicable NASDAQ Stock Market rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making its determination, the Board considers all relevant facts and circumstances, both with respect to the director and with respect to any persons or organizations with which the director has an affiliation, including immediate family members.
Our Board has determined that none of Ms. Dietze, nor Messrs. Kotler, Markowitz, Nusbaum, Rediker or Wright currently has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.
Messrs. Cohen and Solomon cannot be considered independent directors under NASDAQ Stock Market rules because Mr. Cohen is employed as our Chief Executive Officer and Mr. Solomon is employed as our President and as Chief Executive Officer of Cowen and Company, our broker-dealer subsidiary, Therefore, the Board of Directors has determined that six of our eight director nominees are independent.
Board Leadership Structure
Mr. Cohen serves in the combined roles of Chairman and Chief Executive Officer. We believe that Mr. Cohen’s combined service as Chairman and Chief Executive Officer provides the Company with (i) a unified strategic and operating focus, (ii) the benefit of clarity in the management structure of the organization, and (iii) consistency of communications to stockholders, customers, regulators and other constituencies. This structure also best assures that the leader of the organization is closely connected with both the Company’s senior level managers and the Board and is therefore better able to appreciate and balance the perspectives of both groups. To establish a liaison between the non-management directors and the Chairman and Chief Executive Officer and thus facilitate effective communication between them, as well as to facilitate the deliberations of the non-management directors in executive session, the Board also appoints a lead director who is independent. This position is currently held by Mr. Markowitz. As lead director, Mr. Markowitz:
•
presides over all meetings of the Board at which the Chairman is not present;

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reviews Board meeting schedules and agendas to ensure that appropriate matters are covered and that there is sufficient time for discussion of all agenda items;

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presides at executive sessions of the Board; and

•
serves as a liaison between the Chairman and the independent directors.

Director Stock Ownership Guidelines
The Company adopted stock ownership guidelines in 2013 that require directors to hold Company stock or restricted stock units that have a value equal to at least three times the amount of annual fees paid to non-employee directors within the later of the adoption of the policy or five years of being appointed to the Board.

The Board’s Role in Risk Oversight
It is management’s responsibility to manage risk and bring to the Board of Directors’ attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company and reviews the Company’s enterprise risk management. Our Board’s oversight of our risk management processes is effected primarily through our Audit Committee. Our Audit Committee periodically meets with senior executives responsible for risk oversight to review and discuss the material risks facing the Company, including operational, market, credit, liquidity, legal and regulatory risks, and to assess whether management has reasonable controls in place to address these risks. The Audit Committee is also responsible for ensuring that management has established processes and an enterprise risk management framework and governance structures designed to identify, bring to the Board’s and/or the Audit Committee’s attention, and appropriately manage, monitor, control and report exposures to the major risks affecting Cowen Group. In addition to the Audit Committee, the Compensation Committee separately reviews and discusses with management whether our compensation arrangements are consistent with effective controls and sound risk management. The Board evaluates the Company’s risk profile on a quarterly basis.
Board Meetings and Attendance
Our Board met eight times from January 1, 2014 through December 31, 2014. Each director attended at least 85% of the aggregate number of Board meetings and the number of meetings held by all committees on which he or she then served.
Director Attendance at Annual Meeting of Stockholders
Our Corporate Governance Guidelines provide that directors are invited and encouraged to attend the annual meeting of stockholders. Messrs. Cohen, Markowitz, Solomon and Wright attended the 2014 Annual Meeting of Stockholders.
Committees of the Board
Our Board has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a charter that has been approved by our Board. Current copies of each committee’s charter are posted on the investor relations section of our website, www.cowen.com. Alternatively, you can request a copy of these documents by writing to Cowen Group, Inc., Attn: Corporate Secretary, 599 Lexington Avenue, New York, NY, 10022.
Audit Committee
The Audit Committee’s responsibilities include:
•
being directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

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reviewing the performance of the independent registered public accounting firm and making the decision to replace or terminate the independent registered public accounting firm or the lead partner;

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evaluating the independence of the registered public accounting firm;

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reviewing and discussing with management and the independent registered public accounting firm and the head of the Company’s internal audit department all critical accounting policies and practices;

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reviewing the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures;

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discussing our risk management policies;

•
reviewing and discussing with the independent registered public accounting firm the results of the year-end audit of the Company;

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establishing and implementing policies and procedures for the Audit Committee’s review and approval or disapproval of proposed related party transactions; and

•
preparing the audit committee report required by SEC rules, which is included on page 39 of this proxy statement.

The current members of our Audit Committee are Ms. Dietze (Chair), Mr. Kotler and Mr. Wright. Our Board of Directors has determined that Mr. Wright is an “audit committee financial expert” as defined by applicable SEC rules. Our Audit Committee met five times from January 1, 2014 through December 31, 2014.
Compensation Committee
The Compensation Committee’s responsibilities include:
•
annually reviewing the goals and objectives of the Company’s executive compensation plans;

•
annually reviewing the Company’s executive compensation plans in light of the Company’s goals and objectives;

•
annually evaluating the Chief Executive Officer’s and other executive officers’ performance and determining and approving the Chief Executive Officer’s and other executive officers’ compensation level based on such evaluation;

•
overseeing and administering our equity and incentive compensation plans, with the oversight of the full Board of Directors;

•
annually reviewing the compensation process of the Company’s equity research personnel to ensure compliance with applicable laws, rules and regulations;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which is included beginning on page 16 of this proxy statement; and

•
preparing the compensation and benefits committee report required by SEC rules, which begins on page 26 of this proxy statement.

The processes and procedures followed by our Compensation Committee in considering and determining executive compensation are described below in the “Compensation Discussion and Analysis” section beginning on page 16.
The current members of our Compensation Committee are Mr. Markowitz (Chair), Ms. Dietze and Mr. Kotler.
Our Compensation Committee met five times from January 1, 2014 through December 31, 2014.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities include:
•
assisting in identifying, recruiting and interviewing director candidates, including persons suggested by stockholders;

•
reviewing the background and qualifications of individuals being considered as director candidates;

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recommending to the Board the director nominees for election;

•
annually reviewing with the Board the composition of the Board as a whole;

•
recommending to the Board the size and composition of each standing committee of the Board;

•
annually reviewing committee assignments and the policy with respect to the rotation of committee memberships and/or chairpersonships;

•
making recommendations on the frequency and structure of Board meetings;

•
monitoring the functioning of the committees of the Board;

•
approving annual Board compensation;

•
annually reviewing the Corporate Governance Guidelines and recommending any changes to the Board; and

•
overseeing the self-evaluation of the Board as a whole and the self-evaluation of each Board committee.

The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process.”
The current members of our Nominating and Corporate Governance Committee are Mr. Kotler (Chair) and Ms. Dietze. Our Nominating and Corporate Governance Committee met two times from January 1, 2014 through December 31, 2014.
Our Board has determined that all of the members of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent as defined under the rules of the NASDAQ Stock Market, and the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, or the Exchange Act, as applicable.
Executive and Director Compensation Processes
For a discussion of our process relating to executive officer compensation, please see “Compensation Discussion and Analysis” included elsewhere in this proxy statement.
The Nominating and Corporate Governance Committee is responsible for periodically reviewing the level and form of compensation of our non-employee directors, including how such compensation compares to director compensation of companies of comparable size, industry and complexity, and for making recommendations to the Board with respect to such compensation. For a description of the annual compensation paid to each non-employee director, please see “Compensation Program for Non-Employee Directors” below.
The Board has delegated to a New Hire Retention Award Committee limited authority to grant equity awards under our existing equity compensation plans. Mr. Cohen is the sole member of the New Hire Retention Award Committee. The New Hire Retention Award Committee may only grant equity awards in connection with the hiring of new employees, the retention of existing employees and in connection with significant promotions. The New Hire Retention Award Committee may not grant or modify awards to named executive officers or certain other senior employees. Subject to aggregate and individual share limitations established by the Board, the New Hire Retention Award Committee has the authority to determine the recipient of the award as well as the type and amount of the award.
Director Nomination Process
The process to be followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.
In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply the criteria set forth in the Nominating and Corporate Governance Committee’s charter and in our Corporate Governance Guidelines. These criteria include the candidate’s experience, skills, expertise, diversity, integrity, character, business judgment, time availability, dedication, age, conflicts of interest, reputation for honesty and ethical conduct, material relationships with the Company and independence from management and the Company. The Nominating and Corporate Governance Committee will not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities. Our Corporate Governance Guidelines require that if there is a significant change in a Director’s primary job responsibilities, that director must notify the Board of Directors and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may recommend to the Board that the director tender his or her resignation. In addition, our Corporate Governance Guidelines require that any director attaining the age of 80 must annually tender his or her proposed retirement from the Board, and the Nominating and Corporate Governance Committee shall recommend to the Board whether it should accept such proposed retirement or request that the director continue to serve on the Board.
Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting to the Nominating and Corporate Governance Committee the proposed director’s name, age, business address, principal occupation and principal qualifications. The stockholder making the recommendation must include a statement as to the amount of shares beneficially owned by the stockholder and a statement as to whether the proposed director has consented to serve as a director if elected. Stockholders should send all notices to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Cowen Group, Inc., 599 Lexington Avenue, New York, NY, 10022. Stockholders may make recommendations at any time, but recommendations for consideration as nominees at the next annual meeting of stockholders must be received not less than 120 days before the first anniversary of the date that the proxy statement was first mailed to stockholders in connection with the previous year’s annual meeting. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following the same process, and applying the same criteria, as it follows for candidates submitted by others. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the Company’s proxy card for the next annual meeting.
Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board, by following the procedures set forth under “Procedures for Nominating Director Candidates.”
Procedures for Nominating Director Candidates
Stockholders may directly nominate a person for election to our Board by complying with the procedures set forth in Article III, Section 3 of our bylaws, and with the rules and regulations of the SEC. Under our bylaws, only persons nominated in accordance with the procedures set forth in the bylaws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In accordance with our bylaws, director nominations generally must be made pursuant to notice to our Corporate Secretary delivered to or mailed and received at our principal executive offices at 599 Lexington Avenue, New York, NY, 10022, not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year’s annual meeting of stockholders. Your notice must set forth (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of Cowen Group, Inc. owned beneficially or of record by the nominee, and (iv) all other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
Procedures for Contacting the Board of Directors
Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board of Directors, with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the General Counsel considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to our Board should address such communications to Board of Directors, c/o Corporate Secretary, Cowen Group, Inc., 599 Lexington Avenue, New York, NY, 10022.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.cowen.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ Stock Market listing standards concerning any amendments to, or waivers from, any provision of the code. You may also request a copy of the code by writing to Cowen Group, Inc., Attn: Corporate Secretary, 599 Lexington Avenue, New York, NY 10022.
Director Compensation
The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2014.
Director Compensation Table
Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total
Katherine Elizabeth Dietze(2)	84,375	84,375	168,750
Steven Kotler	77,500	77,500	155,000
Jerome S. Markowitz(3)	—	205,000	205,000
Jack H. Nusbaum(3)	—	150,000	150,000
Joseph R. Wright(3)	—	150,000	150,000

(1)
Represents the aggregate grant date fair value calculated in accordance with generally accepted accounting principles, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to awards made, refer to the Company’s Share-Based Compensation and Employee Ownership Plans Note it its financial statements included in its Form 10-K for 2014, as filed with the SEC.

(2)
Ms. Dietze was appointed Chair of the Audit Committee in March 2014.

(3)
In 2014, Messrs. Markowitz, Nusbaum and Wright elected to receive 100% of their director compensation in restricted stock units (“RSUs”). Please see “Narrative Disclosure Relating to Director Compensation Table” below for additional information regarding non-employee director compensation in 2014.

Narrative Disclosure Relating to Director Compensation Table
In 2014, each of our directors received annual compensation of  $150,000. Our lead director, Mr. Markowitz, received additional compensation of  $50,000. The Chair of each of the Compensation Committee, Mr. Markowitz, and the Nominating and Corporate Governance Committee, Mr. Kotler, received additional compensation of  $5,000 per annum and the Chair of the Audit Committee, Ms. Dietze received additional compensation of  $25,000 per annum, prorated for Ms. Dietze for 2014 to reflect a March 2014 appointment. For 2014, a minimum of 50% of director’s compensation was paid in the form of restricted stock units (“RSUs”). In addition, each director was entitled to elect to receive any amount in excess of 50% of 2014 compensation in the form of RSUs. The RSUs were valued using the volume-weighted average price for the quarter ended March 31, 2014. RSUs are vested and not subject to forfeiture; however, except in the event of death, the underlying shares of Cowen Group, Inc. Class A common stock will not be delivered to the holder for at least one year from the date of grant. These equity awards are intended to further align the interests of our directors with those of our stockholders. Directors who also are employed as executive officers of the Company receive no additional director compensation.
The Company’s stock ownership guidelines require each non-employee director to hold Company stock or RSUs that have a value equal to at least three times the amount of annual fees they receive (excluding committee chair fees) within five years of being appointed to the Board. All of our non-employee directors, other than Mr. Rediker who was appointed to our Board in April of 2015, currently hold Company stock or RSUs that have a value equal to at least three times the amount of annual fees they receive (excluding committee chair fees).
EXECUTIVE OFFICERS OF THE COMPANY
Biographies of the current executive officers of the Company are set forth below, excluding Messrs. Cohen’s and Solomon’s biographies, which are included under “Directors of the Company” above. Each executive officer serves at the discretion of the Board of Directors.
John Holmes.   Age 51. Mr. Holmes serves as Chief Operating Officer and serves as a member of the Management and Operating Committees of Cowen Group. Mr. Holmes previously served as the Company’s Chief Administrative Officer and was appointed an executive officer in May 2013. Mr. Holmes was the Head of Technology and Operations at Cowen Group following the merger between Cowen and Company and Ramius. Mr. Holmes joined Ramius in June 2006 as Global Head of Operations. Prior to joining Ramius, Mr. Holmes was Global Head of the Equity Product Team at Bank of America Securities. Mr. Holmes has also held senior operations management positions at Deutsche Bank, Credit Lyonnais and Kidder Peabody. His experience includes treasury, foreign exchange, equity, fixed income & derivative operations. Mr. Holmes is NASD licensed as a General Securities Representative, General Securities Principal and a Financial & Operations Principal.
Stephen A. Lasota.   Age 52. Mr. Lasota serves as Chief Financial Officer of Cowen Group and serves as a member of the Management and Operating Committees of Cowen Group. Mr. Lasota was appointed Chief Financial Officer in November 2009. Prior to the consummation of the business combination of Cowen Holdings and Ramius in November 2009, Mr. Lasota was the Chief Financial Officer of Ramius LLC and a Managing Director of the Company. Mr. Lasota began working at Ramius in November 2004 as the Director of Tax and was appointed Chief Financial Officer in May 2007. Prior to joining Ramius, Mr. Lasota was a Senior Manager at PricewaterhouseCoopers LLP. Mr. Lasota has been working in the accounting industry for over twenty years.
Owen S. Littman.   Age 42. Mr. Littman serves as General Counsel and Secretary of Cowen Group and serves as a member of the Management and Operating Committees of Cowen Group. Mr. Littman was appointed General Counsel and Secretary in July 2010. Following the consummation of the business combination of Cowen Holdings and Ramius in November 2009, Mr. Littman was appointed Deputy General Counsel, Assistant Secretary and Managing Director of Cowen Group and General Counsel and Secretary of Ramius LLC. Mr. Littman began working at Ramius in October 2005 as its senior transactional attorney and was appointed General Counsel in February 2009. Prior to joining Ramius, Mr. Littman was an associate in the Business and Finance Department of Morgan, Lewis & Bockius LLP.
Michael Singer.   Age 49. Mr. Singer is the Chief Executive Officer and President of Ramius, a position he has held since joining the Company in December 2012 and serves as a member of the Management and Operating Committees of Cowen Group. Mr. Singer was appointed an executive officer of the Company in May 2013. Prior to joining Ramius, Michael Singer most recently served as Head of Alternative Investments at Third Avenue Management. Before that, Mr. Singer was Co-President of Ivy Asset Management, a Fund of Hedge Funds business with over $14 billion in assets. At Ivy, Mr. Singer established the firm’s strategic plan and ran the day to day activities. Mr. Singer began his career at Weiss, Peck & Greer where he spent nine years and served as Senior Managing Director and Executive Committee Member overseeing day to day operations, new product development, client relationship management, hedge fund sales and risk functions.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Our “named executive officers” for 2014 consist of the following individuals:
•
Peter A. Cohen, who serves as our Chairman and Chief Executive Officer;

•
Jeffrey M. Solomon, who serves as our President and Chief Executive Officer of Cowen and Company;

•
Stephen A. Lasota, who serves as our Chief Financial Officer;

•
John Holmes, who serves as our Chief Operating Officer; and

•
Owen S. Littman, who serves as our General Counsel and Secretary.

Executive Summary
In 2014, the Company achieved its best economic income results since the Cowen/Ramius business combination in 2009. Cowen and Company furthered its position in investment banking and expanded its market share in equities. Assets under management continued to increase. The following improvements in operating performance during 2014 (which are presented on an economic income basis) were considered important factors by the Compensation Committee when evaluating executive compensation:
•
Economic income was $44.2 million, compared to $6.5 million in 2013.

•
Revenue rose 45% year-over-year to a record $497.6 million from $343.8 million in the prior year.

•
The Company increased its capital base through the completion of two debt financings.

•
The Company received significant positive returns on its balance sheet investments.

•
Broker-dealer revenue grew 44% year-over-year to $337.2 million.

•
Incentive fees were $45.7 million, a 116% increase over the prior year.

•
Appreciation in the Company’s stock price of 22.8% year over year and 85.3% over the three-year period ended December 31, 2014.

•
The repurchase by the Company of 7.6 million shares of the Company’s common stock at an average price of  $4.15 per share, which is less than the book value of the Company’s common stock.

Please refer to the Company’s Segment Reporting Note in its financial statements included in its Form 10-K for 2014, as filed with the SEC, for reconciliations of the non-GAAP financial measures above to their most directly comparable GAAP measures.
2014 Stockholder Engagement and Say-on-Pay Response
At our 2014 annual meeting, a majority of stockholders approved our say-on-pay proposal. However, just 50.74% of voting stockholders were in favor of the proposal, a disappointing result.
In an effort to better understand our investors’ perspective and thoughts regarding our executive compensation program, a team of our senior management, including our Chief Financial Officer and General Counsel, engaged in a stockholder outreach initiative in late 2014 and early 2015. We contacted five of our largest stockholders, including a large state pension plan, who we believe collectively hold in excess of 25% of our outstanding common stock, representing approximately 33% of our outside stockholder base. Our outreach initiative gave us the chance to highlight the Company’s improved performance and to make clear our commitment to the alignment of pay and performance. We discussed changes to our compensation practices that we were contemplating making and solicited feedback from the stockholders on those proposed changes, many of which were implemented and are described below. In some cases, we were able to clarify how our compensation program operates and to identify opportunities to improve the clarity of our disclosure. Senior management discussed the feedback received from the stockholder outreach initiative with the Compensation Committee. Additionally, the Compensation Committee obtained feedback, advice and recommendations on improvements to our compensation program from its independent compensation consultant, Pay Governance LLC. The Compensation Committee also reviewed the Company’s performance, the compensation practices of its peers, compensation surveys and other materials regarding executive compensation.
Changes in Compensation Practices
Our compensation practices continue to evolve to ensure that they reflect good governance practices and the best interests of our stockholders. Since our 2014 Annual Meeting, the Compensation Committee introduced the following changes to our executive compensation program partially in response to feedback received from our stockholders:
•
Eliminated minimum bonus guarantees for all named executive officers.

•
Adopted stock ownership and retention guidelines for executive officers.

•
Implemented a clawback policy for executive officers with respect to deferred bonus awards.

•
Adopted an annual (rather than triennial) say-on-pay vote.

While we have not yet implemented it, the Company and the Compensation Committee have been carefully studying the introduction of a forward-looking performance-based equity program to complement our existing equity programs which reward prior-year performance.
Key Features of Our Executive Compensation Program
What We Do

•
We pay for performance through a careful year-end review of financial results and individual performance.

•
We consider peer groups in establishing compensation.

•
We grant meaningful annual equity awards in lieu of — not in addition to — annual cash incentives.

•
We have implemented stock ownership guidelines for our directors and executive officers.

•
We have “double-trigger” equity vesting in the event of a change in control.

•
We require our executive officers to comply with reasonable restrictive covenants.

•
We subject our deferred bonus awards to executive officers to a clawback policy.

•
We seek to maintain a conservative compensation risk profile.

•
Our Compensation Committee retains an independent compensation consultant.

•
We have an anti-hedging policy, and during 2014, all executive officers were in compliance with this policy.

What We Don’t Do

•
We do not pay dividend equivalents on unvested restricted stock units.

•
We do not pay tax gross-ups on our limited perquisites.

•
We do not provide “single-trigger” equity vesting in the event of a change in control.

•
We do not provide golden parachute excise tax gross-ups.

•
We do not provide minimum guaranteed bonuses to our executive officers.

Compensation Philosophy and Objectives
Our compensation programs, including compensation of our named executive officers, are designed to achieve three objectives:
•
Pay for Performance.   A significant portion of the total compensation paid to each named executive officer is variable. The amount of compensation paid is determined based on: (i) the performance of the Company on an absolute basis through a comparison of our results to competitor firms; (ii) the Company’s improved operating leverage throughout the year as we reported new quarterly revenue highs; (iii) an evaluation of each executive officer’s contribution to the Company; and (iv) his performance against individualized qualitative goals.

◦
We do not use a formula to evaluate year-end results.   Given the volatility and constantly changing dynamics of the markets, we believe that it makes more sense for our business to determine compensation after year-end by making a careful evaluation of the business rather than establishing formulaic pre-set goals at the start of the year. An after-the-fact review of performance allows the Company and Compensation Committee to consider the quality of earnings, the combination of absolute and relative performance, organic versus non-organic sources of revenues and profits, and collaboration between our various lines of business. A pre-set formula would not allow us to fully evaluate performance and might result in negative unintended consequences for the business and our stockholders. We believe this discretionary approach to compensation is consistent with common market practice in the financial services sector for these same reasons. Further, although the size of the incentive compensation award is based on current fiscal year results, a portion of it is delivered in the form of restricted stock units linked to longer-term stock performance.

•
Align Executive Officers’ Interests with Stockholders’ Interests.   Our Compensation Committee reviews each executive officer’s performance as well as the Company’s financial results in the context of the market environment when determining year end performance-related compensation. Our Compensation Committee believes year-end performance-related compensation should be delivered in a combination of short-term and long-term instruments. We believe that deferred cash, equity and equity-related instruments align the interests of our executive officers with those of our stockholders and ensure that our employees are focused on the long-term performance of the Company. In connection with fiscal 2014 bonus payments, Messrs. Cohen, Lasota, Holmes, Littman and Solomon received a portion of their bonus in cash, a portion in deferred equity and a portion in deferred cash, in each case subject to service-based vesting requirements. The Compensation Committee believes that the payment of a significant portion of an employee’s compensation in the form of equity and deferred cash properly aligns the employee’s interests with those of the Company’s stockholders and effectively mitigates any risks associated with the Company’s compensation practices. In 2014, approximately 56.3% of the compensation of our Chief Executive Officer’s compensation, approximately 46.5% of our President’s compensation and approximately 27.6% of each of our Chief Financial Officer’s, Chief Operating Officer’s and General Counsel’s compensation was paid in deferred cash and equity. Of these amounts, 67% was awarded in deferred equity and 33% was awarded in deferred cash.

•
Recruiting and Retention.   We operate in an intensely competitive industry, and we believe that our success is closely related to our recruiting and retention of highly talented employees and a strong management team. We try to keep our compensation program comparable to industry practices so that we can continue to recruit and retain talented executive officers and employees.

Setting Compensation
The Compensation Committee is responsible for approving the compensation paid to our named executive officers as well as certain other highly compensated employees. In making compensation determinations, the Compensation Committee reviews information presented to them by the Company’s management, compensation peer group information and the recommendations of a compensation consultant engaged by the Compensation Committee. The Compensation Committee also reviews our compensation to revenue ratio on a quarterly basis and may adjust the targeted compensation to revenue ratio in order to maintain the Company’s compensation philosophy of aligning the interests of our executive officers and our stockholders.
Involvement of Executive Officers
Our Chief Executive Officer, in consultation with our Chief Financial Officer, our General Counsel, our Chief Operating Officer and employees in our Human Resources department, assists the Compensation Committee in making compensation determinations. These individuals prepare information that is provided to, and reviewed by, the Compensation Committee and the Chief Executive Officer makes recommendations to the Compensation Committee for their consideration. Such information and recommendations include, among other things, the compensation that should be received by the named executive officers (other than himself) and certain other highly compensated employees; financial information regarding the Company that should be reviewed in connection with compensation decisions; the firms to be included in a compensation peer group; and the evaluation and compensation process to be followed by the Compensation Committee. Our Chief Executive Officer is often invited to participate in Compensation Committee meetings; however, he recuses himself from all discussions regarding his own compensation.
Compensation Consultant
The Compensation Committee exercised its sole authority pursuant to its charter to directly engage Pay Governance LLC to provide advice as a compensation consultant. Pay Governance LLC was retained by the Compensation Committee to provide advice, analysis, and assessment of alternatives related to the amount and form of executive compensation. At the request of the Compensation Committee, Pay Governance LLC prepared several presentations to the Compensation Committee during the first quarter of 2015 to assist the Compensation Committee in making year-end pay decisions for our Chief Executive Officer and our President. Pay Governance LLC also reviewed certain Compensation Committee presentation materials (including the peer group data described below) during December 2014 and early 2015 at the request of the Compensation Committee.
The Compensation Committee has assessed the independence of Pay Governance LLC pursuant to SEC and NASDAQ rules and concluded that no conflict of interest exists that would prevent Pay Governance LLC from independently representing the Compensation Committee. The Compensation Committee reviewed and was satisfied with Pay Governance LLC’s policies and procedures to prevent or mitigate conflicts of interest and that there was no business or personal relationships between members of the Compensation Committee and the individuals at Pay Governance LLC supporting the Compensation Committee.
Compensation Peer Group
In making compensation decisions for 2014, our Compensation Committee reviewed compensation information for similarly titled individuals at comparable companies gathered from public filings made in 2014 related to 2013 annual compensation. In instances where an employee has responsibilities for both the broker-dealer and the alternative asset management businesses, both broker-dealers and alternative asset management companies were utilized. For 2014, our compensation peer group consisted of Greenhill & Co., Inc., Lazard LLC, JMP Group, Piper Jaffray Companies., Stifel Financial Corp., Fortress Investment Group LLC and Och-Ziff Capital Management LLC. The Compensation Committee identified these firms because they were either similar in size or engaged in similar businesses. Management gathered and provided information to the Compensation Committee relating to the compensation of the executive officers of these peer firms, including annual base salary, annual cash bonus, equity awards and all other compensation. The Compensation Committee believes that information regarding pay practices at comparable companies is useful in two respects. First, as discussed above, we recognize that our pay practices must be competitive in our marketplace. By understanding the compensation practices and levels of the Company’s peer group, we enhance our ability to attract and retain highly skilled and motivated executives, which is fundamental to the Company’s success. Second, this data is one of the many factors the Compensation Committee considers in assessing the reasonableness of compensation. Accordingly, the Compensation Committee reviewed trends among these peer firms and considered this data when determining named executive officers’ 2014 annual bonuses and other compensation, but did not utilize the peer firm compensation as a benchmark for determining executive compensation.
Advisory Vote on Executive Compensation
The Compensation Committee believes that our executive compensation programs are effective in driving our pay-for-performance philosophy. As part of our corporate governance system, we evaluate our programs in light of market conditions, stockholder views, and governance considerations, and make changes as appropriate for our business. At our 2011 annual meeting, we held our first non-binding stockholder advisory vote on the compensation of our named executive officers. At our 2011 annual meeting, our stockholders recommended that we hold non-binding stockholder advisory votes on executive compensation once every three years. In 2014, our Board of Directors determined that our stockholders should vote on a say-on-pay proposal annually to provide the Company with stockholder feedback on our evolving compensation practices on a more frequent basis. Accordingly, a say-on-pay proposal is included in this proxy statement as one of the matters for stockholder approval at our 2015 annual meeting.
Compensation Program and Payments
Our 2014 executive compensation consisted of base salary, certain limited perquisites and benefits, an annual bonus paid in the form of cash and deferred cash and equity awards. In addition, pursuant to their employment agreements, our named executive officers are eligible to receive certain payments upon a termination or change in control.
Base Salary
The purpose of base salary is to provide a set amount of cash compensation for each executive officer that is not variable in nature and is generally competitive with market practices. We seek to limit the base salaries of our named executive officers such that a significant amount of their total compensation is contingent upon the performance of the Company and the named executive officer during the fiscal year. This was consistent with standard practice within the securities and asset management industries and we believe this allowed us to reward performance.
In 2014, Mr. Cohen received a base salary of  $950,000, Mr. Solomon received a base salary of $950,000, Mr. Lasota received a base salary of  $450,000, Mr. Holmes received a base salary of  $450,000 and Mr. Littman received a base salary of  $450,000 . The base salaries for all of our named executive officers for 2014 were unchanged from 2013.
Perquisites
Historically, Ramius provided certain perquisites, including reimbursement of group term life and long-term disability insurance and tax and financial planning expenses, and the Company continues to provide these perquisites to certain members of senior management, including Messrs. Cohen and Solomon. In addition, Mr. Cohen is provided with a car and driver for business use. Mr. Cohen reimburses the Company for personal use of the car and driver.
Annual Bonus Compensation
A significant portion of total compensation our named executive officers are eligible to receive is in the form of a discretionary annual bonus. This is consistent with our view that a significant portion of compensation paid is to be based on the performance of the Company and of each named executive officer. Given the volatility and constantly changing dynamics of the markets, we believe that it makes more sense for our business to determine compensation after year-end by making a careful evaluation of the business rather than establishing formulaic pre-set goals at the start of the year. We also believe this discretionary approach to compensation is consistent with common market practice in the financial services sector. The annual bonus is paid partially in cash and partially in deferred cash and equity. The deferred components of the annual bonus are paid in lieu of, not in addition to, a cash payment and are subject to service-based vesting conditions. The Compensation Committee believes that the practice of paying a portion of each named executive officer’s annual bonus in the form of deferred awards is consistent with compensation practices at out peer companies and is useful tool to continue aligning the long-term interests of our named executive officers’ with the interests of our stockholders.
At meetings held on January 15, 2015, February 11, 2015 and March 16, 2015, the Compensation Committee considered and discussed management’s compensation recommendations for our named executive officers and the Compensation Committee approved management’s recommendations. In determining the annual bonus compensation payable to each of our named executive officers for 2014, the Compensation Committee reviewed and considered the financial performance of the Company as a whole and each individual business unit compared to 2013 and the Company’s compensation to revenue ratio which, for the year ended December 31, 2014 was 61%, which the Compensation Committee viewed as reasonable given the performance of the Company during 2014 together with the Company’s objective of paying a greater proportion of cash to its employees in 2014 compared to prior periods. The Company’s aim to pay a greater proportion of cash to its employees in 2014 resulted from its desire to reduce the aggregate amount of deferred compensation as well as to remain competitive with companies in the financial services sector that were paying a higher proportion of cash to their employees. The Compensation Committee also considered each named executive officer’s contributions to the Company’s growth initiatives in 2014; historical compensation information for each named executive officer; the Company’s desire to retain and incentivize its named executive officers; the recommendations of the Chief Executive Officer regarding total compensation of our named executive officers, which the Compensation Committee discussed with the Chief Executive Officer; the financial performance of the Company during 2014 compared to comparable public companies and other companies in the securities industry; a review of public filings regarding total compensation paid by certain peer investment banks and alternative asset management companies; and base salary, cash bonus, equity awards and all other compensation paid by the compensation peer group.
During the first quarter of 2015, the Compensation Committee set the Company’s achievement of at least $13 million in economic income (determined in a manner consistent with prior periods) during the 2015 calendar year, which is consistent with the target set by the Company in 2014, as the performance criteria for purposes of Section 162(m) of the Internal Revenue Code for performance-based awards granted in 2015 to each of our named executive officers.
Determination of Executive Officer Compensation for 2014
The Compensation Committee considered the following achievements in 2014 when making its determination of executive officer compensation:
•
Significant year-over-year economic income and GAAP net income improvement. Economic income was $44.2 million in 2014, compared to $6.5 million in 2013. GAAP net income was $167.2 million in 2014 compared to $4.6 million in 2013. GAAP net income includes the Company’s deferred tax valuation allowance, which was released in the fourth quarter 2014, resulting in a $128.1 million deferred tax benefit.

•
Increased capital base through the completion of two debt financings that raised net proceeds of $185.6 million.

•
Achievement of significant positive returns on our balance sheet investments.

•
Achievement of broker-dealer revenue growth of 44% year over year to $337.2 million.

•
Incentive fees of $45.7 million, a 116% increase over the prior year.

•
Appreciation in the Company’s stock price of 22.8% year over year and 85.3% over the three-year period ended December 31, 2014.

•
Significant increase in assets under management from $9.4 billion as of January 1, 2014 to $12.5 billion as of January 1, 2015.

•
Repurchase by the Company of 7.6 million shares of the Company’s common stock at an average price of  $4.15 per share, which is less than the book value of the Company’s common stock.

•
Achievement of sufficient profitability to permit the release of the Company’s valuation allowance against its deferred tax asset.

•
Completion of significant transactions, including the sale of Orchard Square Partners to Neuberger Berman, establishing a partnership between Ramius Trading Strategies’ and State Street and the addition of a global macro capability at Ramius through a partnership with Quadratic Capital.

The Compensation Committee approved annual bonuses for each of our executive officers after review and consideration of the above factors, as well as the individual performance factors described below.
The following factors influenced the annual bonus determinations for each named executive officer for 2014:
•
Peter A. Cohen, Chairman and Chief Executive Officer.   In determining the compensation for Mr. Cohen in 2014, the Compensation Committee considered both operating results for 2014 as well as absolute and relative total returns to stockholders. The Compensation Committee recognized that significant operating performance achievements occurred during 2014 (including substantially increased revenues, significant improvements in the broker-dealer segment, an increase in assets under management in the alternative investment management segment, and increased incentive fee income in the alternative investment management segment).

•
Jeffrey M. Solomon, President of Cowen Group and Chief Executive Officer of Cowen and Company.   Mr. Solomon’s compensation was influenced by his significant contributions regarding the enhancement and repositioning of the Company’s broker-dealer business, resulting in significant improvement in the operating results of the business as compared to 2013. Mr. Solomon became President of Cowen Group during 2014 and has taken a leading role in helping to identify and attract new strategies to the alternative investment management platform.

•
John Holmes, Chief Operating Officer.   Mr. Holmes’ compensation reflected his significant contributions related to the enhancement of the Company’s procedures relating to operational risk oversight and management of fixed and variable expenses across the Company. Mr. Holmes also played a significant role in negotiating and implementing the significant transactions completed during the year, including the sale of Orchard Square Partners to Neuberger Berman and the addition of a global macro capability at Ramius through the partnership with Quadratic Capital. Mr. Holmes also played a significant role in managing the Company’s business operations.

•
Stephen A. Lasota, Chief Financial Officer.   Mr. Lasota’s compensation reflected his contributions to the enhancement of the Company’s financial reporting and his taking a leading role in the two financing transactions completed by the Company in 2014. Mr. Lasota also played a significant role in negotiating and implementing the significant transactions completed during the year, including the sale of Orchard Square Partners to Neuberger Berman and the addition of a global macro capability at Ramius through the partnership with Quadratic Capital. Mr. Lasota also played a significant role in managing the Company’s business operations.

•
Owen S. Littman, General Counsel.   Mr. Littman’s compensation reflected his contributions to the enhancement of the Company’s compliance structure, management of the Company’s outstanding litigation and regulatory matters as well as his focus on the Company’s legal disclosure and corporate governance procedures. Mr. Littman played a leading role in negotiating the sale of Orchard Square Partners to Neuberger Berman and in executing the two financing transactions completed by the Company in 2014. Mr. Littman also played a significant role in managing the Company’s business operations.

After determining the aggregate cash values of annual bonuses payable to each of our named executive officers in respect of fiscal 2014, the Compensation Committee then determined the percentage of the annual bonus compensation that each of our named executive officers would receive in the form of deferred awards. In 2014, approximately 56.3% of the compensation of each of our Chief Executive Officer’s compensation, approximately 46.5% of our President’s compensation and approximately 27.6% of our Chief Financial Officer’s, Chief Operating Officer’s and General Counsel’s compensation was paid in deferred cash and equity. Of these amounts, 67% was awarded in deferred equity and 33% was awarded in deferred cash. Our Chief Executive Officer developed a proposal for the allocation of each named executive officer’s annual bonus compensation among the cash, deferred cash and equity components and presented this proposal to the Compensation Committee, which it discussed and ultimately approved. To eliminate the impact that a significant price change in the market value of our Class A common stock may have on the number of RSUs that are intended to be delivered to an employee, the Compensation Committee approved valuing the RSUs using the volume-weighted average price for the thirty business day period ended January 27, 2015, which equaled $4.60 per share. Restricted cash and RSUs relating to fiscal 2014 annual bonuses were awarded to our named executive officers in March 2015.
Compensation Decisions
The table below shows how the Compensation Committee viewed its compensation decisions for 2014 for our named executive officers. This view differs from, but is not a replacement for, the disclosure required in the Summary Compensation Table as set forth on page 26.
	Mr. Cohen	Mr. Solomon	Mr. Holmes	Mr. Lasota	Mr. Littman
Base Salary	$950,000	$950,000	$450,000	$450,000	$450,000
Cash Bonus	$1,500,000	$1,988,125	$890,000	$890,000	$890,000
Deferred Equity Award	$2,110,500	$1,708,081	$341,700	$341,700	$341,700
Deferred Cash-Based Award	$1,039,500	$841,294	$168,300	$168,300	$168,300
2014 Compensation Total	$5,600,000	$5,487,500	$1,850,000	$1,850,000	$1,850,000

Employment Agreements — Post-Employment and Change-in-Control Compensation
Each of our named executive officers is party to an employment agreement with the Company. The Compensation Committee views the employment agreements as an important tool in achieving our compensation objective of recruiting and retaining talented employees and a strong management team.
Agreement with Mr. Cohen
Mr. Cohen entered into his employment agreement with the Company on June 2, 2009 in connection with the business combination of Cowen Holdings and Ramius LLC (the “Transactions”). Mr. Cohen’s employment agreement was negotiated prior to the Transactions and the formation of the Compensation Committee, and was ratified by our Board of Directors at a meeting held on November 5, 2009. Mr. Cohen entered into an amendment to his employment agreement on June 2, 2014 in order to remove the guaranteed bonus provided in his employment agreement (“Mr. Cohen’s Amendment”). Mr. Cohen’s Amendment was approved by the Compensation Committee.
2012 Employment Agreements with Messrs. Solomon, Holmes, Lasota and Littman
Mr. Solomon entered into a new employment agreement with the Company (which replaced his prior agreement) in May 2012, and Messrs. Holmes, Lasota and Littman entered into their employment agreements with the Company in August 2012 (the “2012 Employment Agreements”). The 2012 Employment Agreements were approved by the Compensation Committee.
In approving the 2012 Employment Agreements, the Compensation Committee recognized that Messrs. Holmes, Lasota, Littman and Solomon are key members of the Company’s senior management team and determined that it was necessary to enter into the 2012 Employment Agreements in order to retain them and to better align their compensation with industry practices. The 2012 Employment Agreements provide for base salary, annual bonus opportunities, and other benefits, contain customary restrictive covenants, and provide for benefits upon certain qualifying terminations of employment. The severance and change in control arrangements provided by 2012 Employment Agreements are intended to retain our named executive officers and to provide consideration for certain restrictive covenants that apply following a termination of employment.
Amended Employment Agreements with Messrs. Holmes, Lasota and Littman
The Company received negative feedback from certain proxy advisory firms regarding minimum bonus guarantees for its named executive officers in connection with last year’s annual meeting which took place in June 2014. Given the timing of the feedback and the positive results of the Company through the first six months of 2014, the Company expected the year-end bonuses for Messrs. Lasota, Holmes and Littman to exceed their minimum bonus guarantees for 2014. The Company did take the feedback seriously and discussed eliminating the minimum bonuses for Messrs. Lasota, Holmes and Littman during 2014. The Company also discussed the issue of minimum bonus guarantees as part of its stockholder outreach initiative in late 2014 and early 2015. In April 2015, Messrs. Holmes, Lasota and Littman entered into amendments to their employment agreements with the Company, pursuant to which their respective guaranteed minimum bonuses were eliminated. The amended employment agreements were approved by the Compensation Committee. With these amended employment agreements and the amendment to Mr. Cohen’s employment agreement in 2014, none of the Company’s named executive officers have minimum guaranteed bonuses in their employment agreements.
Relationship of Compensation Policies and Practices to Risk Management
The Board has discussed whether our compensation policies are reasonably likely to have a material adverse effect on our results. The Board noted that, consistent with our performance-based model, many of our employees receive a significant portion of their compensation through discretionary compensation tied to their individual or business unit performance, or a combination thereof. The Board noted that a lower portion of the Company’s revenues are derived from proprietary trading businesses and that a significant portion of many employees’ compensation is provided in the form of deferred compensation that vests over time, which has the effect of tying the individual employee’s long-term financial interest to the firm’s overall success. The Board believes that this helps mitigate the risks inherent in our business.
The Board noted that our risk management team continuously monitors our various business groups, the level of risk they are taking and the efficacy of potential risk mitigation strategies. Senior management also monitors risk and the Board is provided with data relating to risk at each of its regularly scheduled meetings. The Chief Risk Officer meets regularly with the Board to present his views and to respond to questions. For these reasons, the Board believes that our overall compensation policies and practices are not likely to have a material adverse effect on us.
Clawback Policy
In March 2015, the Company adopted a clawback policy that allows the Company to recover incentive compensation from any executive officer if that executive officer engages in intentional misconduct that caused or contributed to a restatement of the Company’s financial results. A committee consisting of the non-management members of the Board of Directors (the “Independent Director Committee”) will review the performance-based compensation and annual bonus compensation paid under the Company’s equity and incentive plans to any such executive (the “Awarded Compensation”). If the Independent Director Committee determines, in good faith, that the amount of such performance-based compensation or annual bonus actually paid or awarded to any such executive officer would have been a lower amount had it been calculated based on such restated financial statements (the “Actual Compensation”) then the Independent Director Committee shall, subject to certain exceptions, seek to recover for the benefit of the Company the after-tax portion of the difference between the Awarded Compensation and the Actual Compensation. The clawback policy does not apply to equity-based compensation granted before March 16, 2015.
Executive Officer Stock Ownership Guidelines
The Company adopted stock ownership guidelines on March 18, 2015 that require the Company’s executive officers to hold Company stock or restricted stock units that have a value equal to at least eight times, in the case of the Chief Executive Officer, at least five times, in the case of the President, and at least three times, in the case of other executive officers, the amount of annual base salary paid to such executive officer within the later of the adoption of the policy or five years of being designated as an executive officer. All named executive officers are in compliance with the stock ownership guidelines.
Anti-Hedging Policy
In order to strengthen the alignment between stockholders and employees, the Company maintains an anti-hedging policy that prohibits the “short sale” of Company securities. The policy prohibits employees from trading in options, warrants, puts and calls or similar instruments on Company securities. We allow directors and executive officers to hold up to 50% of their Company stock in a margin account. During 2014, all named executive officers were in compliance with this policy.
Tax and Accounting Impact and Policy
The financial and income tax consequences to the Company of individual executive compensation elements are important considerations for the Compensation Committee when analyzing the overall design and mix of compensation. The Compensation Committee seeks to balance an effective compensation package for the executive officers with an appropriate impact on reported earnings and other financial measures.
The rules of Section 162(m) of the Internal Revenue Code places a $1 million limit on the amount of compensation we can deduct in any one year for compensation paid to our Chief Executive Officer and our three most highly-compensated executive officers employed at the end of the year (other than our Chief Financial Officer). However, the $1 million deduction limit generally does not apply to compensation that is performance-based and provided under a stockholder-approved plan. While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee also considers other factors in making its decisions and retains the flexibility to grant awards that are not deductible for tax purposes. From time to time, in order to ensure competitive levels of compensation for our senior executives, the Compensation Committee approves compensation, including base salary and benefits that is not deductible under Section 162(m). Loss of the federal income tax deduction does not result in a current federal income tax liability, however, because we have substantial federal income tax net operating loss carryforwards. Our 2010 Equity and Incentive Plan is designed to qualify certain compensation that may be awarded under our annual incentive program as “performance-based” to ensure that the tax deduction is available to the Company for amounts payable under the plan.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board of Directors the inclusion of the Compensation Discussion and Analysis in this proxy statement.
Compensation Committee of the Board of Directors of Cowen Group, Inc.
Jerome S. Markowitz, Chair
Katherine Elizabeth Dietze
Steven Kotler
Summary Compensation Table
The following table sets forth compensation information for our named executive officers for services performed for the Company and its subsidiaries during 2014.
Name & Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Change in Pension Value	All Other Compensation	Total ($)
Peter A. Cohen Chairman and Chief Executive Officer	2014	950,000	1,500,000	1,945,457	—	—	155,963(3)	4,551,420
	2013	950,000	1,250,000	1,111,112	—	9,017	155,525	3,475,654
	2012	950,000	1,000,000	—	—	18,873	121,009	2,089,882
Jeffrey M. Solomon President, and Chief Executive Officer of Cowen and Company	2014	950,000	1,988,000	1,477,105	—	—	230,290(4)	4,645,395
	2013	950,000	500,000	1,800,178	—	7,426	56,300	3,313,904
	2012	866,667	500,000	801,084	—	7,771	76,140	2,251,662
Stephen A. Lasota Chief Financial Officer	2014	450,000	890,000	402,580	—	—	105,578(5)	1,848,158
	2013	450,000	450,000	779,465	81,000	2,440	42,068	1,804,973
	2012	450,000	450,000	418,157	—	2,553	21,962	1,342,672
John Holmes(6) Chief Operating Officer	2014	450,000	890,000	402,580	—	—	105,578(5)	1,848,158
	2013	450,000	450,000	779,465	81,000	2,710	42,068	1,805,243
Owen S. Littman General Counsel and Secretary	2014	450,000	890,000	402,580	—	—	105,578(5)	1,848,158
	2013	450,000	450,000	779,465	81,000	1,588	42,068	1,804,121
	2012	450,000	450,000	418,157	—	1,662	21,962	1,341,781

(1)
The amounts in this column reflect cash bonuses paid to the named executive officers in 2015 in respect of performance during the 2014 year.

(2)
The entries in the stock awards column reflect the aggregate grant date value of the awards granted in 2014 in connection with 2013 performance in accordance with FASB ASC 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. Stock awards include 40,000 RSUs awarded to each of Mr. Lasota, Holmes and Littman in July 2014. For information on the valuation assumptions with respect to awards made, refer to the Company’s Share-Based Compensation and Employee Ownership Plans Note in its financial statements included in its Form 10-K for 2014, as filed with the SEC.

(3)
Other compensation for Mr. Cohen includes Company-provided group term life and long-term disability insurance; $54,749 Company reimbursement for tax and financial planning in 2014 and $71,834 Company reimbursement representing 60% of the total cost of a car and driver provided to him for business use in 2014.

(4)
Other compensation for Mr. Solomon includes $179,383 representing principal and interest relating to deferred cash awards and $50,907 Company reimbursement for tax and financial planning in 2014.

(5)
Other compensation for each of Mr. Lasota, Mr. Holmes and Mr. Littman includes $105,578 representing principal and interest relating to deferred cash awards.

(6)
Mr. Holmes was not a named executive officer prior to 2013.

2014 Grants of Plan-Based Awards
The following table provides information regarding grants of plan-based awards made to the named executive officers during fiscal year 2014. The value of these awards is also included in the Summary Compensation Table above.
	Grant Date	Corporate Action Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Peter A. Cohen	2/28/2014	2/27/2014	454,546(1)	—	—	1,945,457
Jeffrey M. Solomon	2/28/2014	2/27/2014	345,118(1)	—	—	1,477,105
Stephen A. Lasota	2/28/2014	2/27/2014	55,556(1)	—	—	237,780
	7/28/2014	7/23/2014	40,000(2)	—	—	164,800
John Holmes	2/28/2014	2/27/2014	55,556(1)	—	—	237,780
	7/28/2014	7/23/2014	40,000(2)	—	—	164,800
Owen S. Littman	2/28/2014	2/27/2014	55,556(1)	—	—	237,780
	7/28/2014	7/23/2014	40,000(2)	—	—	164,800

(1)
RSUs will vest with respect to 10% on May 15, 2015, 30% on May 15, 2016, 30% on May 15, 2017, and 30% on May 15, 2018.

(2)
RSUs will vest on June 10, 2019.

(3)
The entries in the stock and options awards column reflect the aggregate grant date value of the awards granted in 2014 computed in accordance with FASB ASC 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to awards made, refer to the Company’s Share-Based and Deferred Compensation and Employee Ownership Plans Note in its financial statements included in its Form 10-K for 2014, as filed with the SEC.

Narrative Disclosure Relating to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
The Company is party to an employment agreement with Mr. Cohen, which became effective on November 2, 2009 and was amended on June 2, 2014, an employment agreement with Mr. Solomon, dated as of May 31, 2012, and employment agreements with Messrs. Holmes, Lasota and Littman, dated as of August 2, 2012, as amended on April 24, 2015. The employment agreements provide for the following material terms:
•
The agreements with Messrs. Holmes, Lasota, Littman and Solomon contain an initial term that continues through April 30, 2015. Following the expiration of the initial term, the agreements will automatically be extended for successive one-year terms, unless either party elects not to extend the term. The agreement with Mr. Cohen contains an indefinite term.

•
The agreements provide for a minimum annual base salary of: $500,000 for Mr. Cohen, $950,000 for Mr. Solomon and $450,000 for Messrs. Holmes, Lasota, and Littman. Each named executive officer is also eligible to receive an annual performance-based bonus as determined by the Compensation Committee. The Company may pay all or a portion of any annual bonus in the form of restricted securities, other stock or security-based awards, deferred cash, or other deferred compensation. The agreements do not provide for a minimum annual bonus.

•
The agreements with Messrs. Holmes, Lasota, Littman and Solomon required the Company to make the following equity grants in 2013: RSUs covering 250,000 shares of Class A Common stock for Mr. Solomon, which vested in two equal installments on May 15, 2014 and April 29, 2015 and for each of Messrs. Holmes, Littman and Lasota, RSUs covering 150,000 shares of Class A common stock, which vested in three equal installments on May 15, 2013, May 15, 2014 and April 29, 2015.

•
The agreement with Mr. Cohen provides that, upon his termination of employment for any reason other than cause or by reason of death or disability, or upon the applicable executive’s resignation for good reason (as such terms are defined in the agreement), which we refer to as an involuntary termination, he will be entitled to the following: (i) accrued obligations (earned but unpaid base salary and annual bonus), (ii) a lump sum cash payment equal to two times the sum of base salary plus the cash portion of annual bonus for the year prior to the year in which termination occurs, (iii) immediate vesting of outstanding equity awards, and (iv) all outstanding stock options will remain exercisable for the remainder of their respective terms (we refer to the benefits described in clauses (iii) and (iv) as the “Equity Benefits”). In the event that Mr. Cohen’s employment is terminated due to his death or disability, he or his estate will be entitled to the accrued obligations and the Equity Benefits. The employment agreement with Mr. Cohen does not contain any provisions that provide for payments to be made upon a change in control.

•
The agreement with Mr. Solomon provides that, if Mr. Solomon’s employment is terminated by us without cause (including a decision by us not to renew the employment agreement upon the expiration of the then-current term), by Mr. Solomon for good reason, or as a result of Mr. Solomon’s death or disability (as such terms are defined in the agreement), Mr. Solomon will, subject to his execution of a general release in our favor, be entitled to the following: (i) any unpaid annual bonus with respect to the previous completed fiscal year, (ii) a prorated annual bonus for the fiscal year of termination, calculated based on the average bonus paid for the two years immediately preceding the year of termination and the timing of such termination, (iii) in the case of a termination by us without cause or by Mr. Solomon for good reason only, a lump sum cash payment in an amount equal to two and one-half times the sum of his base salary and the average annual bonus paid for the two years immediately preceding his termination, provided that the payment under clause (iii) will not be less than $3,250,000 and not more than $5,000,000, (iv) immediate vesting of all equity awards and unvested deferred compensation, (v) a cash payment equal to 24 months’ COBRA premiums, and (vi) in the event that such termination occurs prior to the grant of the equity award provided in the original agreement, the grant of the such award or its cash equivalent, which will be fully vested on the date of grant. In the event that Mr. Solomon breaches the restrictive covenants described below following a termination of his employment, he will be required to repay any payments or benefits received in connection with such termination.

•
The agreements with Messrs. Holmes, Lasota and Littman provide that, if the applicable executive’s employment is terminated by us without cause (including a decision by us not to renew the employment agreement upon the expiration of the then-current term), by the executive for good reason, or as a result of the executive’s death or “disability” (as such terms are defined in the agreements), each executive will, subject to his execution of a general release in our favor, be entitled to the following: (i) any unpaid annual bonus with respect to the previous completed fiscal year, (ii) a prorated annual bonus for the fiscal year of termination, calculated based on the average bonus paid for the two years immediately preceding the year of termination and the timing of such termination, (iii) in the case of a termination by us without cause or by the executive for good reason only, a lump sum cash payment in an amount equal to one and one-half times the average amount of compensation reflected on the executive’s Form W-2 from the Company for the two years immediately preceding his termination, provided that the payment under clause (iii) will not be more than $1,500,000, and provided further, that if such termination occurs in connection with or following a change in control (as defined in the agreement), instead of the lump sum cash payment described above, the executive shall be entitled to a lump sum cash payment in an amount equal to two and one-half times the average amount of compensation reflected on the executive’s Form W-2 from the Company for the two years immediately preceding such termination, provided that such lump sum cash payment will not be more than $2,500,000, (iv) immediate vesting of all equity awards and unvested deferred compensation, (v) a cash payment equal to 24 months’ COBRA premiums, and (vi) in the event that such termination occurs prior to the grant of the equity award provided in the original agreement, the grant of such award or its cash equivalent, which will be fully vested on the date of grant. In the event that the executive breaches the restrictive covenants described below following a termination of his employment, he will be required to repay any payments or benefits received in connection with such termination.
•
The agreements with Messrs. Holmes, Lasota, Littman and Solomon provide that, in the event that the executive retires after attaining age 57.5 (or age 55, in the case of Mr. Solomon) and provides the Company with at least 90 days advance notice, all outstanding equity awards and unvested deferred compensation then held by the executive will continue to vest in accordance with their terms as if the executive had continued to be an active employee of the Company provided he does not engage in competitive activity at any time prior to the applicable vesting date and refrains from interfering with the Company’s employees and customers 12 months following his retirement.

•
The agreements with Messrs. Holmes, Lasota, Littman and Solomon contain customary confidentiality and invention assignment covenants, as well as an indefinite mutual non-disparagement covenant. In addition, these executives have agreed not to compete with, or solicit customers or employees of, the Company during the term of the employment agreement and for a period of 120 days (or 180 days, in the case of Mr. Solomon) thereafter. Mr. Cohen is subject to non-competition and non-solicitation obligations during employment, and non-solicitation obligations for one year following a termination of employment for any reason.

2010 Equity and Incentive Plan
Effective as of June 7, 2010, the Company adopted the 2010 Equity and Incentive Plan (the “2010 Plan”).
The 2010 Plan initially reserved 7,500,000 shares of Class A common stock for delivery to participants and their beneficiaries under the 2010 Plan, subject to adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, or other similar change in capitalization or event. Additionally, commencing on January 1, 2011 and on the first day of each fiscal year of the Company thereafter during the term of the 2010 Plan, additional shares of common stock representing seven and one-half percent (7.5%) of our shares of common stock outstanding on such date, less shares then available for issuance under the 2010 Plan, will automatically become available for grant or settlement of awards. Shares delivered under the 2010 Plan may be either treasury shares or newly issued shares. For purposes of determining the remaining ordinary shares available for grant under the 2010 Plan, if any shares subject to an award are forfeited, cancelled, exchanged, or surrendered, or if an award terminates or expires without a distribution of shares, those shares will again be available for issuance under the 2010 Plan. However, shares of stock that are exchanged by a grantee or withheld by us as full or partial payment in connection with any award under the 2010 Plan, as well as any shares of stock exchanged by a grantee or withheld by us to satisfy the tax withholding obligations related to any award under the 2010 Plan, will not be available for subsequent awards under the 2010 Plan.
The 2010 Plan provides that generally, unless otherwise determined by the Compensation Committee or as set forth in an award or employment agreement, in the event of a change in control (as defined in the 2010 Plan), all outstanding awards shall become fully vested and exercisable and all restrictions, forfeiture conditions or deferral periods on any outstanding awards shall immediately lapse, and payment under any awards shall become due.

Outstanding Equity Awards at 2014 Fiscal Year End
The following table contains certain information regarding equity awards held by the named executive officers as of December 31, 2014.
	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares that have Not Vested (#)	Market Value of Shares that have Not Vested ($)(1)
Peter A. Cohen
2012 Award(2)	—	—	—	—	287,357	1,379,314
2013 Award(3)	—	—	—	—	454,546	2,181,821
Jeffrey M. Solomon
2011 Award(4)	—	—	—	—	30,784	147,763
2012 Award(5)	—	—	—	—	373,564	1,793,107
Employment Agreement Award(6)	—	—	—	—	125,000	600,000
2013 Award(3)	—	—	—	—	345,118	1,656,566
Stephen A. Lasota
2011 Award(4)	—	—	—	—	20,990	100,752
2011 Incentive Award(7)	—	—	—	—	30,000	144,000
2012 Award(5)	—	—	—	—	86,208	413,798
Employment Agreement Award(8)	—	—	—	—	50,000	240,000
2012 SAR Award(9)	0	100,000	$2.90	3/15/2018	—	—
2013 Award(3)	—	—	—	—	55,556	266,669
2014 July Award(10)	—	—	—	—	40,000	192,000
John Holmes
2011 Award(4)	—	—	—	—	20,990	100,752
2011 Incentive Award(7)	—	—	—	—	30,000	144,000
2012 Award(5)	—	—	—	—	86,208	413,798
Employment Agreement Award(8)	—	—	—	—	50,000	240,000
2012 SAR Award(9)	0	100,000	$2.90	3/15/2018	—	—
2013 Award(3)	—	—	—	—	55,556	266,669
2014 July Award(10)	—	—	—	—	40,000	192,000
Owen S. Littman
2011 Award(4)	—	—	—	—	20,990	100,752
2011 Incentive Award(7)	—	—	—	—	30,000	144,000
2012 Award(5)	—	—	—	—	86,208	413,798
Employment Agreement Award(8)	—	—	—	—	50,000	240,000
2012 SAR Award(9)	0	100,000	$2.90	3/15/2018	—	—
2013 Award(3)	—	—	—	—	55,556	266,669
2014 July Award(10)	—	—	—	—	40,000	192,000

(1)
The values in the column are based on the $4.80 closing price of our Class A common stock on the NASDAQ Global Market on December 31, 2014.

(2)
RSUs awarded on March 15, 2013 commenced vesting with respect to 25% on June 1, 2014, 25% on June 1, 2015 and 50% on June 1, 2016.

(3)
RSUs awarded on February 28, 2014 will vest with respect to 10% on May 15, 2015, 30% on May 15, 2016, 30% on May 15, 2017 and 30% on May 15, 2018.

(4)
RSUs awarded on February 24, 2012 commenced vesting with respect to 12.5% on August 15, 2012, 12.5% on March 10, 2013, 25% on March 10, 2014, 25% on March 10, 2015 and 25% on March 10, 2016.

(5)
RSUs awarded on March 1, 2013 commenced vesting with respect to 10% on May 15, 2014, 25% on May 15, 2015, 25% on May 15, 2016 and 40% on May 15, 2017.

(6)
RSUs awarded on June 3, 2013 commenced vesting with respect to 50% on May 15, 2014 and 50% on April 29, 2015.

(7)
RSUs awarded on February 24, 2012 commenced vesting with respect to 25% on June 1, 2013, 25% on June 1, 2014 and 50% on June 1, 2015.

(8)
RSUs awarded on August 7, 2013 commenced vesting with respect to 50,000 on May 15, 2014 and 50,000 on April 29, 2015.

(9)
Stock appreciation rights (“SARs”) awarded on March 15, 2013 will vest on March 15, 2018.

(10)
RSUs awarded on July 28, 2014 will vest on June 10, 2019.

Option Exercises and Stock Vested
The following table sets forth certain information concerning stock vested during the year ended December 31, 2014. No stock options were exercised by any of the named executive officers in 2014.
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
Peter A. Cohen	150,135	620,058
Jeffrey M. Solomon	209,347	816,344
Stephen A. Lasota	118,130	471,158
John Holmes	115,072	458,528
Owen S. Littman	118,130	471,158

(1)
The value realized upon vesting of the stock awards is based on the $4.24 closing sale price of our common stock on March 10, 2014, the $3.83 closing sale price of our common stock on May 15, 2014 and the $4.13 closing sale price of our common stock on June 1, 2014, the applicable vesting dates of the awards.

Pension Benefits
The Company terminated the Ramius LLC Cash Balance Plan in 2014. The following table sets forth the lump sum distributions made to Messrs. Solomon, Lasota, Holmes and Littman in 2014.
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Peter A. Cohen	Ramius LLC Cash Balance Plan	—	—	—
Jeffrey M. Solomon	Ramius LLC Cash Balance Plan	—	—	270,696
Stephen A. Lasota	Ramius LLC Cash Balance Plan	—	—	88,153
John Holmes	Ramius LLC Cash Balance Plan	—	—	98,037
Owen S. Littman	Ramius LLC Cash Balance Plan	—	—	57,888
Ramius maintained the Ramius LLC Cash Balance Plan, pursuant to which, prior to the Transactions, employees of Ramius contributed cash to fund the plan and participants received an annual contribution credit (based on age and “tier” of participation). Participants also received an annual interest credit (based on the annual interest rate on 30-year Treasury securities) on the balances in their respective accounts. Participants were able to elect payments in the form of a lump sum distribution or among several annuity options. All participants were 100% vested in their account balances at all times. Each participant in the plan was entitled to receive his accumulated benefits upon any separation from service or upon reaching the age of 65. The trustees of the plan decided to suspend plan contributions effective from and after January 1, 2009.

Potential Payments Upon Termination or Change in Control
Pursuant to the employment agreements with our named executive officers, upon certain terminations of employment or a change in control of the Company, our named executive officers are entitled to certain payments of compensation and benefits as described above under “Narrative Disclosure Relating to Summary Compensation Table and Grant of Plan-Based Awards Table — Employment Arrangements.” The table below reflects the amount of compensation and benefits that would have been payable to each named executive officer in the event that the named executive officer had experienced the following events as of December 31, 2014: (i) a termination for cause or resignation, or voluntary termination, (ii) involuntary termination, (iii) an involuntary termination that occurs in connection with a change in control, (iv) termination by reason of an executive’s death, or (v) termination by reason of an executive’s disability.
		Triggering Events
Name	Type of Payment	Voluntary Termination ($)	Involuntary Termination ($)	Involuntary Termination in connection with a Change in Control(6) ($)	Death ($)	Disability ($)
Peter A. Cohen	Cash Severance	0	4,400,000(1)	4,400,000(1)	0	0
	Equity Acceleration(2)	0	3,561,134	3,561,134	3,561,134	3,561,134
	Total	0	7,961,134	7,961,134	3,561,134	3,561,134
Jeffrey M. Solomon	Cash Severance(3)	0	7,778,595	7,778,595	2,778,595	2,778,595
	Equity Acceleration(2)	0	4,197,437	4,197,437	4,197,437	4,197,437
	Total	0	11,976,031	11,976,031	6,976,032	6,976,032
Stephen A. Lasota	Cash Severance	0	2,852,999(4)	3,852,999(5)	1,352,999(4)	1,352,999(4)
	Equity Acceleration(2)	0	1,547,219	1,547,219	1,547,219	1,547,219
	Total	0	4,400,218	5,400,218	2,900,218	2,900,218
John Holmes	Cash Severance	0	2,854,296(4)	3,854,296(5)	1,354,296(4)	1,354,296(4)
	Equity Acceleration(2)	0	1,547,219	1,547,219	1,547,219	1,547,219
	Total	0	4,401,515	5,401,515	2,901,515	2,901,515
Owen S. Littman	Cash Severance	0	2,843,001(4)	3,843,001(5)	1,343,001(4)	1,343,001(4)
	Equity Acceleration(2)	0	1,547,219	1,547,219	1,547,219	1,547,219
	Total	0	4,390,220	5,390,220	2,890,220	2,890,220

(1)
Includes the value of a cash payment equal to two times the sum of 2013 base salary ($1,900,000) plus the cash portion of 2013 annual bonus ($2,500,000), which is payable to Mr. Cohen pursuant to the terms of his employment agreement.

(2)
Includes the value of acceleration of all unvested shares of restricted stock and SARs awards, based on a per share price of  $4.80 per share, which was the closing price of our Class A common stock on the NASDAQ Global Market on December 31, 2014. Pursuant to their employment agreements, the executives are entitled to immediate vesting of outstanding equity awards upon an involuntary termination or a termination by reason of death or disability. In addition, pursuant to the terms of the applicable award agreements, unvested equity awards will vest in the event that a change in control occurs and, following such change in control, the executive’s compensation or job responsibilities are reduced materially or the equity securities of the Company cease to trade on a national securities exchange.

(3)
Includes the value of a cash payment equal to the sum of  (i) the average of Mr. Solomon’s 2012 and 2013 annual bonus ($2,099,058), (ii) two and one-half times the sum of Mr. Solomon’s 2013 base salary ($950,000) and the average of the cash portion of Mr. Solomon’s 2012 and 2013 annual bonus (subject to a $3.25 million minimum and a $5 million limit), (iii) a cash payment equal to 24 months of COBRA premiums, and (iv) the value of acceleration of unvested deferred cash compensation

($629,167, including interest accrued through December 31, 2014), which is payable to Mr. Solomon pursuant to the terms of his employment agreement. Mr. Solomon is not entitled to enhanced cash severance payments if his employment is involuntarily terminated in connection with or following a change in control. Had Mr. Solomon experienced a termination by reason of death or disability, he would have been entitled to a cash payment equal to the sum of the amounts described under clauses (i), (iii), and (iv) above.
(4)
Includes the value of a cash payment equal to the sum of  (i) the average of the 2012 and 2013 annual bonus ($903,623) for Messrs. Lasota, Holmes and Littman), (ii) one and one-half times the average of 2012 and 2013 compensation for each of Mr. Lasota, Mr. Holmes and Mr. Littman as reported on Form W-2 (subject to a $1.5 million limit), (iii) a cash payment equal to 24 months of COBRA premiums ($57,099 for Mr. Lasota, $47,101 for Mr. Littman and $58,396 for Mr. Holmes), and (iv) the value of acceleration of unvested deferred cash compensation ($390,251 for each of Mr. Lasota, Mr. Holmes and Mr. Littman, including interest accrued through December 31, 2014), which is payable to Messrs. Lasota and Littman pursuant to the terms of their employment agreements. Had Mr. Lasota or Mr. Littman experienced a termination by reason of death or disability, each executive would have been entitled to a cash payment equal to the sum of the amounts described under clauses (i), (iii), and (iv) above.

(5)
Includes the value of the same cash severance payments that would have been payable to Messrs. Lasota and Littman in connection with an involuntary termination of employment (as described in footnote (4) above), except that the applicable multiplier for average W-2 compensation will be two and one- half times instead of one and one-half times, and the applicable limit will be $2.5 million instead of  $1.5 million. Pursuant to their employment agreements, Messrs. Lasota and Littman will be entitled to receive this enhanced cash severance payment in the event of an involuntary termination of employment in connection with or following a change in control. In addition, pursuant to the terms of the applicable award agreements, each executive’s unvested deferred cash compensation will vest in the event that a change in control occurs and, following such change in control, the executive’s compensation or job responsibilities are reduced materially or the equity securities of the Company cease to trade on a national securities exchange.

(6)
Under the employment agreements with Messrs. Lasota, Holmes, Littman and Solomon, severance payable following a change in control would have been subject to a so-called “modified golden parachute cutback” provision pursuant to which “excess parachute payments” would be reduced to the extent such reduction would result in greater after-tax benefits.

SECURITY OWNERSHIP
Beneficial Ownership of Directors, Nominees and Executive Officers
The following table shows how many shares of our Class A common stock were beneficially owned as of April 17, 2015, by each of our directors and named executive officers and by all of our directors and executive officers as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares owned by them.
	Amount and Nature of Beneficial Ownership	Percent of Class
Executive Officers and Directors:
Peter A. Cohen	3,105,423	2.8%
Katherine Elizabeth Dietze	48,030(1)	*
Steven Kotler	10,000(2)	*
Jerome S. Markowitz	364,335(3)	*
Jack H. Nusbaum	197,728(4)	*
Douglas A. Rediker	0	*
Jeffrey M. Solomon	864,556	*
Joseph R. Wright	103,217(5)	*
John Holmes	218,966	*
Stephen A. Lasota	303,224	*
Owen S. Littman	238,789	*
All directors and executive officers as a group (12 persons)	5,456,716	4.9%

*
corresponds to less than 1% of Cowen Group Class A common stock

(1)
The amount presented does not include 94,250 fully-vested RSUs that will be delivered to Ms. Dietze upon her retirement from the Board.

(2)
The amount presented does not include 99,356 fully-vested RSUs that will be delivered to Mr. Kotler upon his retirement from the Board.

(3)
The amount presented does not include 48,813 fully-vested RSUs that will be delivered to Mr. Markowitz upon the one-year anniversary of the grant date.

(4)
The amount presented does not include 35,717 fully-vested RSUs that will be delivered to Mr. Nusbaum upon the one-year anniversary of the grant date.

(5)
The amount presented does not include 146,344 fully-vested RSUs that will be delivered to Mr. Wright upon his retirement from the Board.

Beneficial Owners of More than Five Percent of Our Class A common stock
Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of April 17, 2015, the persons known by us to be beneficial owners of more than 5% of our Class A common stock were as follows:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Ariel Investments, LLC(1) 200 East Randolph Drive Suite 2900 Chicago, IL 60601	10,175,653	9.14%
Fine Capital Partners, L.P.(2) 590 Madison Avenue, 27th floor New York, NY 10022	9,130,998	8.20%
BlackRock, Inc.(3) 40 East 52nd Street New York, NY 10022	7,052,546	6.34%

(1)
This information is based on a Schedule 13G filed with the SEC on February 13, 2015 by Ariel Investments, LLC.

(2)
This information is based on a Schedule 13G filed with the SEC on February 13, 2015 by Fine Capital Partners, L.P.

(3)
This information is based on a Schedule 13G filed with SEC on January 30, 2015 by BlackRock, Inc. The beneficial ownership indicated above represents the aggregate beneficial ownership of BlackRock, Inc., and its subsidiaries, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A. and BlackRock Investment Management, LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons holding 10% or more of our Class A common stock to file initial reports of ownership of our securities and reports of changes in ownership of our securities with the SEC. Based on a review of copies of such reports provided to us and on written representations from our executive officers and directors, we believe that all Section 16(a) filing and disclosure requirements applicable to our executive officers and directors for 2014 have been satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Compensation Committee Interlocks and Insider Participation
The Compensation Committee is comprised entirely of non-employee directors, none of whom has ever been an officer or employee of the Company and none of whom had any related person transaction involving the Company. None of our executive officers (1) served as a member of the board of directors or compensation committee of any other entity that had one or more of its executive officers serving as a member of our Compensation Committee or (2) served as a member of the compensation committee of any other entity that had one or more of its executive officers serving as a member of our Board during 2014.
Transactions in which Related Persons have a Material Interest
Side-by-Side Investments
To the extent permissible by applicable law, our executive officers, directors and certain eligible employees, as well as such individuals’ immediate family members and other investors they refer to us, have historically been permitted to invest their own capital either directly in, or in side-by-side investments or managed accounts with, our alternative investment management funds and certain proprietary investment vehicles established by our broker-dealer segment. Side-by-side investments are investments in assets substantially similar to the investments of the applicable fund and the managed accounts are accounts that invest in the asset classes covered by our alternative investment business. Direct investment in managed accounts or side-by-side investments with, our funds by such individuals are generally made on the same terms and conditions as the investments made by other third party investors in the funds, except that such investments are subject to discounted management and performance fees.
Employment Arrangements
Andrew Cohen, the son of Peter A. Cohen, is a Managing Director of Ramius, and earned approximately $1,072,817 in 2014. Kyle Solomon, the brother of Jeffrey M. Solomon, is a Managing Director of Cowen and Company and earned approximately $715,010 in 2014.
Review and Approval of Transactions with Related Persons
To minimize actual and perceived conflicts of interests, our board of directors has adopted a written policy governing transactions in which the Company is a participant, the aggregate amount involved is reasonably expected to exceed $120,000, and any of the following persons has or may have a direct or indirect material interest in the transaction: (a) our executive officers, directors (including nominees) and certain other highly compensated employees, (b) stockholders who own more than 5% of our common stock, and (c) any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law or person (other than a tenant or employee) sharing the same household of any person described in (a) or (b) above. These transactions will be considered “related person transactions.”
Unless exempted from such policy as described below, the policy requires that related person transactions must be reported to our General Counsel or Chief Compliance Officer who will then submit the related person transaction for review by our Audit Committee. The Audit Committee will review all relevant information available to it and will approve or ratify only those related person transactions that it determines are not inconsistent with the best interests of the Company. If our General Counsel or Chief Compliance Officer determines that advance approval of a related person transaction is not practicable under the circumstances, the Audit Committee will review, and, in its discretion, may ratify the related person transaction at its next meeting, or at the next meeting following the date that the related person transaction comes to the attention of our General Counsel or Chief Compliance Officer. However, the General Counsel or Chief Compliance Officer may present a related person transaction that arises between Audit Committee meetings to the Chair of the Audit Committee, who will review and may approve the related person transaction, subject to the Audit Committee’s ratification at its next meeting.

It is anticipated that any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing will be reviewed annually by the Audit Committee to ensure that such transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding the related person transaction are made.
In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, the board anticipates it will determine that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the policy:
•
interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of  $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction;

•
a transaction with a significant stockholder, or such stockholder’s immediate family members, who has a current Schedule 13G filed with the SEC with respect to such stockholder’s ownership of our securities; and

•
a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Audit Committee Report
The primary function of our Audit Committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial and operational controls, and the independent audit of the consolidated financial statements. The consolidated financial statements of Cowen Group, Inc. for the year ended December 31, 2014, were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Company.
As part of its activities, the Audit Committee has:
1.
Reviewed and discussed with management and the independent registered public accounting firm the company’s audited financial statements;

2.
Discussed with the independent registered public accounting firm the matters required to be communicated under Auditing Standard No. 16 (Communications with Audit Committees);

3.
Received the written disclosures and letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526 (Communications with Audit Committees Concerning Independence) regarding their communications with the Audit Committee concerning independence and discussed and confirmed with PricewaterhouseCoopers LLP, the firm’s independence from the Company and management; and

4.
Discussed with PricewaterhouseCoopers LLP their independence.

Management is responsible for the Company’s system of internal controls and the financial reporting process. PricewaterhouseCoopers LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. Our Committee’s responsibility is to monitor and oversee these processes.
Based on the foregoing review and discussions and a review of the report of PricewaterhouseCoopers LLP with respect to the consolidated financial statements, we have recommended to the Board of Directors of Cowen Group, Inc. the inclusion of the audited consolidated financial statements in Cowen Group Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.
Audit Committee of the Board of Directors of Cowen Group, Inc.
Katherine Elizabeth Dietze, Chair
Steven Kotler
Joseph R. Wright

Independent Registered Public Accounting Firm Fees and Other Matters
The following table presents the aggregate fees billed for services rendered by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2014 and December 31, 2013.
	2014	2013
Audit Fees(1)	$4,219,480	$4,316,305
Audit-Related Fees(2)	176,259	116,520
Tax Fees(3)	506,611	316,000
Total	$4,902,350	$4,748,825

(1)
Audit fees for the year ended December 31, 2014, consisted of fees billed for the integrated audit of our financial statements, statutory audits of certain consolidating entities and subsidiaries, including audits of acquisitions by the Company during the year, and quarterly reviews of our financial statements.

(2)
Audit-related fees consisted of fees for services that are reasonably related to the performance of the audit and the review of our financial statements and that are not reported under “Audit Fees.” Audit- related fees consisted primarily of fees billed for accounting advisory services and due diligence services.

(3)
Tax fees consisted of fees for tax compliance and tax advisory services related to the Company and certain consolidating entities and subsidiaries.

Auditor Services Pre-Approval Policy
The Audit Committee has adopted an Audit Committee Policy Regarding Outside Auditor Services which includes a pre-approval policy that applies to services performed for the Company by our independent registered public accounting firm. In accordance with this policy, we may not engage our independent registered public accounting firm to render any audit or non-audit service unless the service was approved in advance by the Audit Committee or the engagement is entered into pursuant to the pre-approval policies and procedures described below. However, no pre-approval is required with respect to services (other than audit, review or attest services) if  (i) the aggregate amount of all such services is no more than 5% of the total amount paid by us to the independent registered public accounting firm during the fiscal year in which the services are provided, (ii) such services were not recognized at the time of engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and approved by either the Audit Committee or the Chair of the Audit Committee prior to completion of the audit. During the 2014 fiscal year, no fees were approved by the Audit Committee pursuant to this exemption.
The pre-approval policy delegates to the Chair of the Audit Committee the authority to pre-approve any audit or non-audit services, provided that any approval by the Chair is reported to the Audit Committee at the Audit Committee’s next regularly scheduled meeting. The Audit Committee may also pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the next 12 months and at each regularly scheduled meeting of the Audit Committee, management or the independent registered public accounting firm must report to the Audit Committee each service actually provided to the Company pursuant to the pre-approval.
Our Audit Committee has determined that the provision of the non-audit services described in the table above was compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the registered public accounting firm’s independence.

ITEM 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015. While it is not required to do so, our Board of Directors is submitting the selection of PricewaterhouseCoopers LLP for ratification in order to ascertain the views of our stockholders with respect to the choice of audit firm. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so. PricewaterhouseCoopers LLP served as our independent registered public accounting firm for the year ended December 31, 2014.
The Board of Directors recommends that you vote “FOR” ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cowen Group, Inc. and our subsidiaries for the year ending December 31, 2015. The affirmative vote of the holders of a majority of our outstanding shares of Class A common stock voting on the proposal is required to ratify this selection. Proxies will be voted “FOR” ratification of this selection unless otherwise specified.

ITEM 3 — RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE CRITERIA
SET FORTH IN THE COMPANY’S 2010 EQUITY AND INCENTIVE PLAN
The 2010 Equity and Incentive Plan (the “Plan”) was approved by our stockholders on June 7, 2010. In accordance with Section 162(m) of the Internal Revenue Code (the “Code”) and the Treasury Regulations promulgated thereunder (collectively, “Section 162(m)”), we are asking our stockholders to re-approve the material terms of the performance criteria set forth in the Plan, which is necessary to preserve the Company’s ability to grant awards under the Plan that are intended to qualify for the “performance-based compensation” exception under Section 162(m), as described below. Section 162(m) generally places an annual limit of  $1 million on the compensation that a publicly held corporation may deduct with respect to its chief executive officer and its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer). There is an exception to this limitation for awards that qualify under Section 162(m) as “performance-based compensation.” One of the requirements for compensation to qualify as “performance-based” under Section 162(m) is that the material terms of the performance goal under which the compensation is paid must have been disclosed to and subsequently approved by the corporation’s stockholders within the past five years. We are submitting the performance criteria set forth in the Plan for re-approval by our stockholders in order to satisfy this requirement. For purposes of Section 162(m), the material terms of these performance goals include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goals are based and (iii) the maximum amount of compensation that can be paid to a covered employee during a specified period, each of which is discussed in the summary of the Plan below.
This proposal does not authorize additional shares of common stock for issuance under the Plan. Stockholders are not being asked to approve any amendments to the Plan or to otherwise re-approve the Plan itself under this proposal, and are only asked to re-approve the performance criteria set forth in the Plan for purposes of compliance with Section 162(m). The terms of the Plan remain unchanged and will remain in effect whether or not our stockholders re-approve the performance criteria set forth in the Plan.
The Compensation Committee and the Board of Directors are recommending that the stockholders vote “FOR” the re-approval of the performance criteria applicable to awards granted under the Plan that are intended to satisfy the requirements of Section 162(m). The following summary does not purport to be complete, and is subject to and qualified it its entirety by reference to the complete text of the Plan, which is attached as Appendix A to this proxy statement.
Purpose
The purposes of the Plan are to attract, compensate, motivate, and retain (a) employees of the Company and any of its subsidiaries and affiliates, (b) independent contractors who provide significant services to the Company or any of its subsidiaries or affiliates and (c) non-employee directors of the Company or any of its subsidiaries or affiliates. The Plan is also designed to encourage stock ownership by such persons, thereby aligning their interests with those of our stockholders.
Eligible Individuals
Awards may be granted to our, or any of our subsidiaries’ or affiliates’, officers, independent contractors, employees, and non-employee directors or to any individual to whom an offer of employment has been extended. As of April 17, 2015, approximately 662 persons were eligible to receive awards under the Plan, including our executive officers and non-employee directors.
Administration
At the discretion of our Board of Directors, the Plan is administered either by our Board of Directors or the Compensation Committee of our Board of Directors, which we refer to in this discussion as the “Committee.” The Board or the Committee may appoint or delegate to the New Hire and Retention Award Committee authority of the Board or the Committee with respect to certain awards. The Committee has the authority, in its sole discretion, to administer the Plan and to exercise all the power and authority either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation, the authority to grant awards, to determine the persons to whom and the time or times at which awards shall be granted, to determine the type and number of awards to be granted, the number of shares of stock to which an award may relate, and the terms, conditions, restrictions, and performance goals relating to any award, to determine performance goals no later than such time as is required to ensure that an underlying award which is intended to comply with the requirements of Section 162(m), so complies, to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, accelerated, exchanged, or surrendered, to make adjustments in the terms and conditions (including performance goals) applicable to awards, to construe and interpret the Plan and any award, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the award agreements (which need not be identical for each grantee), and to make all other determinations deemed necessary or advisable for the administration of the Plan.
Shares Available under the Plan
Authorized Shares
The total number of shares of Class A common stock that may be delivered to participants and their beneficiaries under the Plan initially was 7,500,000, subject to adjustment, as described below. Additionally, commencing on January 1, 2011 and on the first day of each fiscal year of the Company thereafter during the term of the Plan, additional shares of common stock representing seven and one-half percent (7.5%) of our shares of common stock outstanding on such date, less shares then available for issuance under the Plan, have automatically become, and will during the term of the Plan continue to automatically become, available for grant or settlement of awards. As of January 1, 2015, 40,710,380 shares have been reserved for issuance under the Plan. The number of shares available under the Plan will be equitably adjusted to reflect certain transactions. Shares delivered under the Plan may be either treasury shares or newly issued shares. The closing price of the Class A common stock on the Nasdaq Global Market on April 17, 2015, was $5.62 per share.
The aggregate awards granted during any fiscal year to any single individual may not exceed (i) 750,000 shares subject to stock options or stock appreciation rights and (ii) 750,000 shares subject to restricted stock or other stock-based awards (other than stock appreciation rights), in each case subject to adjustment as provided in the Plan.
If any shares subject to an award are forfeited, cancelled, exchanged, or surrendered, or if an award terminates or expires without a distribution of shares, those shares will again be available for issuance under the Plan. However, shares of stock that are exchanged by a grantee or withheld by us as full or partial payment in connection with any award under the Plan, as well as any shares of stock exchanged by a grantee or withheld by us to satisfy the tax withholding obligations related to any award under the Plan, will not be available for subsequent awards under the Plan.
In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, or other similar change in capitalization or event, or any dividend or distribution to holders of stock other than an ordinary cash dividend, the Company, in the manner determined by the Board, will equitably adjust the number and kind of shares of stock or other property (including cash) that may thereafter be issued in connection with awards or the total number of awards issuable, the number and kind of shares of stock or other property issued or issuable in respect of outstanding awards, the exercise price, grant price or purchase price relating to any award, the performance goals, and the individual limitations applicable to awards, provided that no such adjustment shall cause any award which is subject to Section 409A of the Code (“Section 409”) to fail to comply with the requirements of such section or otherwise cause any award that does not otherwise provide for a deferral of compensation under Section 409A to become subject to Section 409A.
Performance Goals
The Committee may determine that the grant, vesting, or settlement of an award granted under the Plan may be subject to the attainment of one or more performance goals. The performance criteria that may be applied to an award granted under the Plan include:
•
earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items);

•
pre-tax income or after-tax income;

•
earnings per common share (basic or diluted);

•
operating profit;

•
revenue, revenue growth, or rate of revenue growth;

•
return on assets (gross or net), return on investment, return on capital, or return on equity;

•
returns on sales or revenues;

•
operating expenses;

•
stock price appreciation;

•
cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

•
implementation or completion of critical projects or processes;

•
economic value created;

•
cumulative earnings per share growth;

•
operating margin or profit margin;

•
common stock price or total stockholder return;

•
cost targets, reductions and savings, productivity, and efficiencies;

•
strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions and budget comparisons;

•
personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and

•
any combination of, or a specified increase in, any of the foregoing.

Stock Options and Stock Appreciation Rights
Stock option and stock appreciation rights, or “SARs,” are evidenced by award agreements that set forth the terms and conditions of the award. A stock option granted under the Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of common stock at a price specified in the applicable award agreement. Stock options granted under the Plan are nonqualified stock options. A SAR confers on the participant the right to receive an amount, either in cash, common stock, or property as set forth in the award agreement or as determined by the Committee, with respect to each share subject to the SAR, equal to the excess of the fair market value of one share of our common stock on the date of exercise over the grant price of the SAR. SARs may be granted alone or in tandem with a stock option. The Committee determines all of the terms and conditions of stock options and SARs including, among other things, the number of shares subject to the award and the exercise price per share of the award, which in no event may be less than the fair market value of a share of our common stock on the date of grant (in the case of a SAR granted in tandem with a stock option, the grant price of the tandem SAR must be equal to the exercise price of the stock option), and whether the vesting of the award is subject to the achievement of one or more performance goals. Stock options granted under the Plan may not have a term exceeding ten years from the date of grant, and the award agreement may contain terms concerning the termination of the option or SAR following termination of the participant’s service with us. Payment of the exercise price of a stock option granted under the Plan may be made in cash or by an exchange of our common stock previously owned by the participant, through a “cashless exercise” or other procedure approved by the Committee or by a combination of the foregoing methods.

Restricted Stock and Restricted Stock Units
The terms and conditions of awards of restricted stock and restricted stock units granted under the Plan are determined by the Committee and set forth in an award agreement. A restricted stock unit confers on the participant the right to receive a share of our common stock or its equivalent value in cash, in the sole discretion of the Committee. These awards are subject to restrictions on transferability which may lapse under those circumstances that the Committee determines which may include the attainment of one or more performance goals. The Committee may determine that the holder of restricted stock or restricted stock units may receive dividends (or dividend equivalents, in the case of restricted stock units) that may be deferred during the restricted period applicable to these awards. The award agreement may contain terms concerning the termination of the award of restricted stock or restricted stock units following termination of the participant’s service with us.
Other Stock-Based or Cash-Based Awards
The Plan also provides for other stock-based and cash-based awards, the form and terms of which are determined by the Committee consistent with the purposes of the Plan. The vesting or payment of one of these awards may be made subject to the attainment of one or more performance goals.
Termination of Employment
Unless otherwise provided by the Committee or as set forth in an award agreement or employment contract, any unvested options, restricted stock, or other cash-based or equity-based awards are forfeited upon termination of a grantee’s employment with or service to us, our affiliates, or related entities; provided, however, that the Committee may waive, in whole or in part, those forfeiture conditions in the event of terminations resulting from specified causes.
Change in Control
The Plan provides that, unless otherwise determined by the Committee or as set forth in an award agreement, in the event of a change in control (as defined in the Plan), any restricted stock that was forfeitable prior to such change in control will become nonforfeitable and any unexercised option or SAR, whether or not exercisable on the date of such change in control, will become fully exercisable and may be exercised in whole or in part. Each other award granted under the Plan will be treated as set forth by the Committee, in the applicable award agreement or otherwise.
Payment of Withholding Taxes
We are authorized to withhold from any payment in respect of any award granted under the Plan, or from any other payment to a participant, amounts of withholding and other taxes due in connection with any transaction involving an award. The Committee is permitted to provide in the agreement evidencing an award that the participant may satisfy this obligation by electing to have us withhold a portion of the shares of our common stock to be received upon exercise or settlement of the award.
Transferability of Awards
Unless otherwise provided in an award agreement, awards granted under the Plan generally may not be transferred by a grantee other than by will or the laws of descent and distribution or a transfer to a family member or family-related trust pursuant to a gift or domestic relations order.
Amendment and Termination
The Plan will expire on the tenth anniversary of the date of its adoption by the Board. Our Board is permitted to amend, suspend, or terminate the Plan in whole or in part at any time, provided that no amendment, expiration, or termination of the Plan may adversely affect any then-outstanding award without the consent of the holder of the award. Unless otherwise determined by our Board, an amendment to the Plan that requires stockholder approval in order for the Plan to continue to comply with applicable law, regulations, or stock exchange requirements will not be effective unless approved by our stockholders. The Plan prohibits the Company from canceling outstanding options that have exercise prices in excess of the fair market value of our common stock in exchange for a payment of cash or equity securities.
The Board of Directors unanimously recommends that stockholders vote “FOR” the re-approval of the material terms of the performance criteria set forth in the Plan.

ITEM 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers at least once every three years. At the 2011 annual meeting, our stockholders followed the recommendation of the Board of Directors to hold an advisory vote on executive compensation once every three years. Our last vote was held in 2014. In 2014, our Board of Directors determined that our stockholders should vote on a say-on-pay proposal annually to provide the Company with stockholder feedback on our evolving compensation practices. Accordingly, the Company is seeking your vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Please note that your vote is advisory and therefore will not be binding on the Board of Directors, the Compensation Committee or the Company. However, we intend to take the voting results into consideration when making future decisions regarding executive compensation.
As discussed in the Company’s “Compensation Discussion and Analysis,” we seek to closely align the interests of executive officers with those of the Company’s stockholders. In addition, a substantial portion of the total compensation for each named executive officer is delivered on a pay-for-performance basis and is determined in light of general economic and specific company, industry and competitive conditions. As such, we believe our compensation program provides the right balance of competitive pay and meaningful incentives to align our executives’ interests with the interests of our stockholders and enable us to retain talented executives to support our business objectives. Therefore, the Board of Directors unanimously supports the Company’s executive compensation program and recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure, is hereby APPROVED.”
The Board unanimously recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes, as of December 31, 2014, the number of shares of our common stock to be issued upon exercise of outstanding options granted under our 2010, 2007 and 2006 Equity and Incentive Plans, the weighted-average exercise price of such options, and the number of shares remaining available for future issuance under the plans for all awards as of December 31, 2014.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (Excluding Shares in First Column)
Equity compensation plans approved by security holders	216,672	$5.65	1,156,205
Equity compensation plans not approved by security holders	None	N/A	None

(1)
This number is based on the 39,786,380 shares authorized for issuance under the Company’s Equity and Incentive Plans as of December 31, 2014. In addition to the 216,672 shares to be issued upon the exercise of outstanding options to purchase our common stock, 17,654,582 shares of restricted stock, common stock and RSUs were issued under the plans and were outstanding as of December 31, 2014. All of the 1,156,205 shares available for future issuance under the plans as of December 31, 2014, may be granted in the form of restricted stock, RSUs, options or another equity-based award authorized under the plans. On January 1, 2015, 7,924,000 million were added to the shares available under the 2010 Equity and Incentive Plan to bring the total equal to 7.5% of the Company’s outstanding shares of stock. As of April 17, 2015, we had 4,007,273 shares remaining under the equity plans, which exclude shares reserved for issuance based on certain performance criteria in existing agreements.
STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING
In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2016 annual meeting of stockholders, the written proposal must be received at our principal executive offices on or before January 2, 2016. However, in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials.
The proposal should be addressed to Cowen Group, Inc., Attention: Corporate Secretary, 599 Lexington Avenue, New York, New York, 10022. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
In accordance with our bylaws, a stockholder who wishes to present a proposal for consideration at the 2016 annual meeting must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in New York, New York, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s annual meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than February 3, 2016, and no later than March 5, 2016. However, in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the notice must be received no later than the close of business on the tenth day following the day on which notice of the 2015 annual meeting was mailed or public disclosure of the date of the 2014 annual meeting was made, whichever occurs first. The notice should include (i) a brief description of the business desired to be brought before the 2015 annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder, (iii) the class or series and number of shares of capital stock of the Company beneficially owned or owned of record by the stockholder, (iv) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal and any material interest of the stockholder in such business and (v) a representation that the stockholder intends to appear in person or by proxy at the 2016 annual meeting to bring such business before the meeting.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K
Our 2014 Annual Report to Stockholders, including financial statements for the year ended December 31, 2014, accompanies this proxy statement. Stockholders may obtain an additional copy of our Annual Report and/or a copy of our Form 10-K filed with the SEC for the year ended December 31, 2014, without charge by viewing these documents on our website at www.cowen.com or by writing to Cowen Group, Inc., Attention: Investor Relations, 599 Lexington Avenue, New York, New York, 10022.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” aims to provide extra convenience for stockholders and cost savings for companies. Currently, only brokers household our proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please contact your broker. Any householded stockholder may request a copy of the proxy statement and/or annual report by contacting us in writing or by telephone at Cowen Group, Inc., Attention: General Counsel, 599 Lexington Avenue, New York, New York, 10022, (212) 201-4841. Promptly upon written or oral request, we will deliver a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered.
OTHER MATTERS
We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of Cowen Group, Inc.

Appendix A
COWEN GROUP, INC.
2010 EQUITY AND INCENTIVE PLAN
1.   PURPOSE; TYPES OF AWARDS; CONSTRUCTION.
The purposes of the 2010 Equity and Incentive Plan of Cowen Group, Inc. are to attract, motivate and retain (a) employees of the Company and any of its Subsidiaries and Affiliates, (b) independent contractors who provide significant services to the Company or any of its Subsidiaries or Affiliates and (c) non-employee directors of the Company or any of its Subsidiaries or Affiliates. The Plan is also designed to encourage stock ownership by such persons, thereby aligning their interest with those of the Company’s shareholders.
2.   DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:
(a)
“Affiliate” with respect to any Person, means an affiliate of such Person, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)
“Award” means individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Other Cash-Based Awards.

(c)
“Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(d)
“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)
“Board” means the Board of Directors of the Company.

(f)
“Cause” shall have the meaning set forth in the Grantee’s applicable Award Agreement.

(g)
“Change in Control” shall have the meaning set forth in Section 7(b) hereof.

(h)
“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)
“Committee” means the committee established by the Board to administer the Plan. To the extent required by applicable law or the listing requirements of the national securities exchange on which the Stock may be listed, or to the extent deemed desirable by the Board, the Committee shall consist of not fewer than two directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board and who are (a) “non-employee directors” under Rule 16b-3 of the Exchange Act, (b) “outside directors” under Section 162(m) of the Code and/or (c) “independent directors” pursuant to the national securities exchange on which the Stock may be listed, as applicable.

(j)
“Company” means Cowen Group, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(k)
“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(l)
“Disability” shall have the meaning set forth in the Grantee’s applicable Award Agreement.

(m)
“Effective Date” means the date that the Plan was adopted by the Board, subject to stockholder approval.

(n)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(o)
“Fair Market Value” means, with respect to any property (including, without limitation, any Stock or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Except as otherwise provided by the Committee, the Fair Market Value of a share of Stock as of a given date shall be the closing sales price for one share of Stock on the NASDAQ Global Market or such other national securities market or exchange as may at the time be the principal market for the Stock, or if the Stock is not traded on such national securities market or exchange on such date, then on the next preceding date on which the Stock was traded.
(p)
“Grantee” means a person who, as an employee of or independent contractor or non-employee director with respect to the Company or a Subsidiary or an Affiliate of the Company, has been granted an Award under the Plan.

(q)
“New Hire and Retention Award Committee” means the committee of one or more individuals established by the Board or the Committee pursuant to Section 3(a).

(r)
“Option” means a right, granted to a Grantee under Section 6(b)(i), to purchase shares of Stock. No Options granted under the Plan shall be considered an “incentive stock option” (within the meaning of Section 422 of the Code).

(s)
“Other Cash-Based Award” means an Award granted to a Grantee under Section 6(b)(v) hereof, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(t)
“Other Stock-Based Award” means an Award granted to a Grantee pursuant to Section 6(b)(v) hereof, that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock including but not limited to performance units or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms and conditions as permitted under the Plan.

(u)
“Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per common share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations and the completion of other corporate transactions; and (xix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or a Subsidiary or Affiliate of the Company, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate of the Company or the financial statements of the Company or any Subsidiary or Affiliate of the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.
(v)
“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (5) any person or entity who is eligible, pursuant to Rule 13d-1(b) of the Exchange Act, to file a statement on Schedule 13G with respect to its beneficial ownership of the Company’s Stock, whether or not such person or entity shall have filed a Schedule 13G, unless such person or entity shall have filed a Schedule 13D with respect to beneficial ownership of the Company’s Stock.

(w)
“Plan” means this Cowen Group, Inc. 2010 Equity and Incentive Plan, as amended from time to time.

(x)
“Restricted Stock” means a share of Stock granted to a Grantee under Section 6(b)(iii) that is subject to restrictions set forth in the Plan or any Award Agreement.

(y)
“Restricted Stock Unit” means a right granted to a Grantee under Section 6(b)(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(z)
“Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(aa)
“Stock” means shares of Class A common stock, par value $0.01 per share, of the Company.

(bb)
“Stock Appreciation Right” or “SAR” means the right, granted to a Grantee under Section 6(b)(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, such amount to be paid in cash, Stock, or other property.

(cc)
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    ADMINISTRATION.
(a) At the discretion of the Board, the Plan shall be administered either (i) by the Board or (ii) by the Committee. In the event the Board is the administrator of the Plan, references herein to the Committee shall be deemed to include the Board. The Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. The Board or the Committee may appoint and delegate to another committee (“New Hire and Retention Award Committee”) any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company at the time any such delegated authority is exercised. With respect to Awards that are intended to meet the performance-based compensation exception of Section 162(m) of the Code and that are made to a Grantee who is expected to be a Covered Employee, such delegation shall not include any authority which, if exercised by the New Hire and Retention Award Committee rather than by the Committee, would cause the Grantee’s Award to fail to meet such exception.
(b) Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the power and authority either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation, the authority to grant Awards, to determine the persons to whom and the time or times at which Awards shall be granted, to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to comply with the requirements of Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, accelerated, exchanged, or surrendered; to make adjustments in the terms and conditions (including Performance Goals) applicable to Awards; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing and except as otherwise provided in Section 5(b) hereof, the Committee shall not have the power or authority to (i) lower the exercise price of an outstanding Option or SAR, (ii) settle, cancel or exchange any outstanding Option or SAR in consideration for the grant of a new Option or SAR with a lower exercise price or for consideration in cash or other equity securities of the Company, or (iii) grant any Option with a reload mechanism allowing for an automatic grant of a new Option upon exercise of an outstanding Option, without in each such instance obtaining stockholder approval. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member (or member of the New Hire and Retention Award Committee) shall be liable for any action or determination made with respect to the Plan or any Award.
4.   ELIGIBILITY.
Awards may be granted to officers, independent contractors, employees and non-employee directors of the Company or of any of its Subsidiaries and Affiliates (as long as the affiliation is sufficient that the Company stock is “service recipient stock” for purposes of Section 409A) as well as any individual to whom an offer of employment has been extended.
5.    STOCK SUBJECT TO THE PLAN.
(a) The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan (the “Share Limit”) shall be 7,500,000, and shall be subject to adjustment as provided in section 5(b) herein. In addition to the foregoing, subject to section 5(b) herein, commencing on January 1, 2011, and on the first day of each fiscal year of the Company thereafter during the term of the Plan, additional shares of Stock representing seven and one-half percent (7.5%) of the Company’s outstanding shares of Stock on such date, less shares of Stock then available for issuance under the Plan, will be added to the Share Limit; provided that in no event shall this provision for automatic increase apply on any date that occurs after the tenth (10th) anniversary of the Effective Date without additional stockholder approval. The aggregate Awards granted during any fiscal year to any single individual shall not exceed (i) 750,000 shares subject to Options or Stock Appreciation Rights and (ii) 750,000 shares subject to Restricted Stock or Other Stock-Based Awards (other than Stock Appreciation Rights), in each case subject to adjustment as provided in subsection (b) herein. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or treasury shares. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Stock that are exchanged by a Grantee or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares of Stock exchanged by a Grantee or withheld by the Company or any of its Subsidiaries to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.
(b) In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Stock other than an ordinary cash dividend, (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards or the total number of Awards issuable under the Plan (including the automatic increase mechanism set forth in Section 5(a) above), (ii) the number and kind of shares of Stock or other property issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, (iv) the Performance Goals and (v) the individual limitations applicable to Awards shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board; provided that, no such adjustment shall cause any Award hereunder which is subject to Section 409A of the Code (“Section 409A”) to fail to comply with the requirements of such section or otherwise cause any award that does not otherwise provide for a deferral of compensation under Section 409A to become subject to Section 409A.
6.    SPECIFIC TERMS OF AWARDS.
(a)    General. The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis subject to compliance with Section 409A.
(b)    Awards. The Committee is authorized to grant to Grantees the following Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter.
(i)    Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:
(A) Exercise Price.   The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price of an Option per share of Stock be less than the Fair Market Value of a share of Stock as of the date of grant of such Option. The purchase price of Stock as to which an Option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of Stock, valued at the Fair Market Value on the date of exercise (including shares of Stock that otherwise would be distributed to the Grantee upon exercise of the Option) or by surrender of outstanding Awards under the Plan, or the Committee may permit such payment of exercise price by any other method it deems satisfactory in its discretion. In addition, subject to applicable law and pursuant to procedures approved by the Committee, payment of the exercise price may be made through the sale of Stock acquired on exercise of the Option, valued at Fair Market Value on the date of exercise, sufficient to pay for such Stock (together with, if requested by the Company, the amount of federal, state or local withholding taxes payable by Grantee by reason of such exercise). Any amount necessary to satisfy applicable federal, state or local tax withholding requirements shall be paid promptly upon notification of the amount due.
(B) Term and Exercisability of Options.   Options shall be exercisable beginning no sooner than the first anniversary of their date of grant and at such times and upon such conditions as the Committee may determine, and, subject to Section 6(b)(i)(C), shall remain exercisable over the exercise period (which exercise period shall not exceed ten years from the date of grant), as reflected in the Award Agreement; provided that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time (including within the first year) and under such circumstances as it, in its sole discretion, deems appropriate.
(C) Termination of Employment. Upon termination of employment with or service to the Company or any Affiliate or Subsidiary of the Company (or any other entity for which the Stock constitutes “service recipient Stock” within the meaning of Section 409A), all unvested Options shall immediately terminate and be forfeited; provided, that the Award Agreement may provide that such forfeiture conditions relating to the Options will be waived in whole or in part in the event of terminations resulting from specified causes.
(D) Other Provisions.   Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options (or proceeds of sale thereof), as the Committee may prescribe in its discretion or as may be required by applicable law.
(ii)    SARs.
(A) Independent or Tandem Awards.   SARs may be granted independently or in tandem with an Option. A SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of a SAR may be made in cash, Stock, or property as specified in the Award Agreement or determined by the Committee.
(B) Terms. A SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of  (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of a SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but not less than Fair Market Value on the date of grant).
   (iii) Restricted Stock.
(A) Terms.   The Committee may grant Awards of Restricted Stock, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Agreement (provided that any such Award is subject to the vesting requirements described herein). The vesting of a Restricted Stock Award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary or Affiliate of the Company, upon the attainment of specified Performance Goals, and/or upon such other criteria as the Committee may determine in its sole discretion. Notwithstanding any other provision of this Plan (other than with respect to Awards subject to Performance Goals), the Board or the Committee may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive the forfeiture provisions or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board or the Committee may only exercise such rights in extraordinary circumstances, which shall include, without limitation, death or disability of the Grantee; estate planning needs of the Grantee; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Grantee or the Plan.

(B) Price.   The Committee shall determine the price, if any, to be paid by the Grantee for each share of Restricted Stock subject to the Award. Each Award Agreement with respect to such stock award shall set forth the amount (if any) to be paid by the Grantee with respect to such Award and when and under what in circumstances such payment is required to be made.
(C) Non-Transferability.   The Committee may, upon such terms and conditions as the Com-mittee determines, provide that a certificate or certificates representing the shares under-lying a Restricted Stock Award shall be registered in the Grantee’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Grantee until such shares become vested or are forfeited. Except as provided in the applicable Award Agreement, no shares of Stock underlying a Restricted Stock Award may be assigned, transferred, or otherwise encumbered or disposed of by the Grantee until such shares of Stock have vested in accordance with the terms of such Award.
(D) Voting and Dividends.   A Grantee shall have the right to vote and receive dividends on Restricted Stock granted under the Plan, including cash dividends (subject to such payment restrictions as the Board may provide and applicable law allows). Unless otherwise provided in the applica-ble Award Agreement, any Stock received as a dividend on or in connection with a stock split of the shares of Stock underlying a Restricted Stock Award shall be subject to the same restrictions as the shares of Stock underlying such Restricted Stock Award.
(E) Termination of Employment.   Upon termination of employment with or service to the Company or any Affiliate or Subsidiary of the Company (including by reason of such Subsidiary or Affiliate ceasing to be a Subsidiary or Affiliate of the Company), during the applicable restriction period, Restricted Stock shall be forfeited; provided, that the Award Agreement may provide that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(iv)   Restricted Stock Units.
(A) Terms.   The Committee is authorized to grant Restricted Stock Units to the Grantees which shall be subject to a deferral period as set forth in the applicable Award Agreement. Delivery of Stock or cash, as determined by the Committee, will occur upon expiration of the deferral period specified for Restricted Stock Units in the Award Agreement. In addition, the Committee may determine that the deferral period shall expire only upon the attainment of Performance Goals. The Grantee shall be entitled to receive dividend equivalents which shall accrue and be paid to the Grantee at the end of the Company’s fiscal quarter in which such dividend is paid to the stockholders of the Company.
(B) Termination of Employment.   Upon termination of employment with or service to the Company or any Affiliate or Subsidiary of the Company (including by reason of such Subsidiary or Affiliate ceasing to be a Subsidiary or Affiliate of the Company), during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Award Agreement may provide that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

(v)   Other Stock-Based or Cash-Based Awards.
(A) Terms.   The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including the Performance Goals and performance periods.
(B) Maximum Payment Value.   With respect to a Covered Employee, the maximum value of the aggregate payment that any Grantee may receive with respect to Other Cash-Based Awards pursuant to this Section 6(b)(v) in respect of any annual performance period is $10 million and for any other performance period in excess of one year, such amount multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. No payment shall be made to a Covered Employee prior to the certification by the Committee that the Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.
(C) Adjustment of Payments.   Payments earned in respect of any Cash-Based Award may be decreased or, with respect to any Grantee who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. Notwithstanding the foregoing, any Awards may be adjusted in accordance with Section 5(b) hereof.
7.   CHANGE IN CONTROL PROVISIONS.
(a) Unless otherwise provided for in an Award Agreement or a Grantee’s employment agreement, or as otherwise determined by the Committee, upon the occurrence of a Change in Control, all outstanding Awards shall become fully vested and exercisable and all restrictions, forfeiture conditions or deferral periods on any outstanding Awards shall immediately lapse, and payment under any Awards shall become due, as applicable; provided, however, that payment under any Awards constituting a deferral of compensation within the meaning of Section 409A of the Code shall be accelerated upon a Change in Control only to the extent such Change in Control constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, in either case within the meaning of Section 409A of the Code.
(b) A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:
(i)   any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than forty percent (40%) of the combined voting power of the Company’s then outstanding voting securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or
(ii)    the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date the Plan is approved by the Board (the “Approval Date”), constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Approval Date or whose appointment, election or nomination for election was previously so approved or recommended by such directors; provided, however, that no Change in Control for this purpose shall be deemed to occur by virtue of  (A) the death, disability, retirement or voluntary resignation of any directors, or (B) the resignation, removal or other departure of any director under circumstances involving cause or under circumstances involving the affirmative vote, approval or acceptance of such departure by a majority of the remaining directors; or

(iii)    there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than forty percent (40%) of the combined voting power of the Company’s then outstanding securities; or
(iv)    the stockholders of the Company approve a plan of liquidation or dissolution of the Company or there is consummated an agreement for the sale or other disposition, directly or indirectly, by the Company of all or substantially all of the Company’s assets, other than such sale or other disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
8.    GENERAL PROVISIONS.
(a)   Nontransferability, Deferrals and Settlements. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution or a transfer to a family member or family-related trust pursuant to a gift or domestic relations order. Except with respect to Options, SARs and restricted Stock, the Committee may require or permit Grantees to elect to defer the issuance of shares of Stock, or the settlement of Awards in cash under such rules and procedures as established under the Plan to the extent that such deferral complies with Section 409A of the Code and any regulations or guidance promulgated thereunder. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.
(b)   No Right to Continued Employment, etc. Nothing in the Plan or in any Award granted or any Award Agreement, promissory note or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Company or any of its Subsidiaries or Affiliates or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement, promissory note or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee’s employment or service.
(c)   Taxes. The Company or any Subsidiary or Affiliate of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property with a Fair Market Value not in excess of the minimum amount required to be withheld and to make cash payments in respect thereof in satisfaction of a Grantee’s tax obligations.
(d)    Stockholder Approval; Amendment and Termination. The Plan became effective on the Effective Date. The Board may amend, alter or discontinue the Plan, provided that no amendment, alteration, waiver or discontinuation shall be made that would impair the rights of a Grantee under any Award theretofore granted without such Grantee’s consent; and provided further that no amendment that requires stockholder approval under any applicable law or the regulations of any stock exchange shall be effective unless and until such stockholder approval is obtained; and provided further that if the applicable stock exchange amends its corporate governance rules so that such rules no longer require stockholder approval of material revisions or material amendments (as applicable) to equity compensation plans, then, from and after the effective date of such amendment to the stock exchange rules, no amendment to the Plan (i) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 5(b)), (ii) expanding the types of Awards that may be granted under the Plan, or (iii) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall terminate on the tenth anniversary of its Effective Date. No Awards shall be granted under the Plan after such termination date.
(e)   No Rights to Awards; No Stockholder Rights. No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him or her for such shares.
(f)   Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.
(g)    No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(h)    Regulations and Other Approvals or Requirements.
(i)    The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.
(ii)    Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.
(iii)    In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.
(i)   Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.
(j)   Compliance with Laws.
(i)   The Plan is intended to comply with the requirements of Section 409A of the Code and shall be interpreted accordingly. In the event that any provision of this Plan would or may cause any Award under the Plan to fail to comply with Section 409A, such provision may be deemed null and void and the Company and the Grantee agree to amend or restructure any Award Agreement, to the extent necessary and appropriate to avoid adverse tax consequences under Section 409A.

(ii)   The Plan is intended to comply with the requirements of Section 162(m) and Rule 16b-3 of the Exchange Act and shall be interpreted accordingly.
(k)   Provisions for Foreign Participants. The Board may modify Awards granted to Grantees who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

COWEN GR0up IMPORTANT ANNUAL MEETING INFORMATION ENDORSEMENT_LINE SACKPACK MRASAMPLE DESIGNATION (IF ANY) ADD1 ADD2 ADD3 ADD4 ADDS ADDS C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 12:00 a.m., EDT, on June 9, 2015. Vote by Internet Go to www.investorvote.com/COWN Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Vote by Internet Go to www.investorvote.com/COWN Or scan the QR code with your smartphone Follow the steps outlined on the secure website Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in ~ this example. Please do not write outside the designated areas Annual Meeting Proxy Card ( 1234 5678 9012 345 ) IF YOU HAVE NOT VOTED VIA
THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE A Proposals - The Board of Directors recommends a vote FOR the nominees listed and FOR Proposal 2, 3 and 4. 01 - Peter A. Cohen 04 - Jerome S. Markowitz 07 - Jeffrey M. Solomon For Withhold For Withhold 02 - Katherine Elizabeth Dietze 05- Jack H. Nusbaum 08- Joseph R. Wright 03 - Steven Kotler 06 - Douglas A. Rediker For Withhold For Against Abstain For Against Abstain 2. Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015. 3. To re-approve the material terms of the performance criteria set forth in the Company’s 2010 Equity and Incentive Plan. 4. An advisory vote to approve the compensation of the named executive officers. B1 Non-Voting Items Change of Address - Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures -This section must be completed for your vote to be counted. - Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) - Please print date below. Signature 1 - Please keep signature within the box. Signature 2 - Please keep signature within the box. 1. Elect eight members to the Board of Directors, each for a one-year term. 2. C 1234567890 J N T 3. 1UPX 2378711 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MRASAMPLEAND MRASAMPLEAND MRASAMPLEAND 1. MRASAMPLEAND MRASAMPLEAND MRASAMPLEAND

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM POR110N IN THE ENCLOSED ENVELOPE. Proxy - Cowen Group, Inc. Notice of Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting - June 9, 2015 Peter A. Cohen and OWen S. Littman, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cowen Group, Inc. to be held on June 9, 2015 or at any postponement or adjournment thereof. (Items to be voted appear on reverse side.)